UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              (AMENDMENT NO.     )

Check  the  appropriate  box:

[_]     Preliminary  information  statement
[_]     Confidential,  for  use  of  the  Commission  only (as permitted by Rule
14c-6(d)(2))
[X]     Definitive  information  statement

Ecklan  Corporation
(Name  of  Registrant  as  specified  in  Its  Charter)

Payment  of  filing  fee  (check  the  appropriate  box):

[_]     No  fee  required

[_]     Fee  computed  on  table  below per Exchange Act Rules 14c-5(g) and 0-11

     (1)     Title  of  each  class  of securities to which transaction applies:
     (2)     Aggregate  number  of  securities  to  which  transaction  applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
     (4)     Proposed  maximum  aggregate  value  of  transaction:
     (5)     Total  fee  paid:

[X]     Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

     (1)     Amount  previously  paid:
     (2)     Form,  schedule  or  registration  statement  no.:
     (3)     Filing  party:
     (4)     date  filed:

                                        1


                                TABLE OF CONTENTS

I.     LETTER  TO  ECKLAN  SHAREHOLDERS                                        3

II.     SUMMARY  TERM  SHEET                                                   4
A.     Parties  Involved                                                       4
B.     Key  Terms  of  the  Transaction                                        4
C.     Reasons  For  Engaging  in  This  Transaction                           5
D.     Consideration  Offered  to  Security  Holders                           5
E.     Vote  Required  For  Approval  of  the  Transaction                     6
F.     Federal  Tax  Consequences  of  the  Transaction                        6

III.     THE  PLAN  OF  REORGANIZATION  AND  ACQUISITION                       7
A.     Background Of The Offer And The Plan of Reorganization and Acquisition  7
B.     The Parties to the Agreement and Plan of Reorganization and Acquisition 8
C.     Mergers,  Consolidation,  Acquisitions  and  Similar  Matters
     -Material Terms of Agreement and Plan of Reorganization and Acquisition   9
D.     Recommendation and Reasons of the Ecklan Board For Engaging in the
       Transaction.                                                           10
E.     Material Terms of Agreement and Plan of Reorganization and Acquisition 11
F.     Regulatory  Approvals  Required                                        13
G.     Federal  Tax  Consequences  of  the  Transaction                       13
H.     Consideration  Offered  To  Security  Holders                          14

IV.     GENERAL  INFORMATION                                                  15
A.     Date,  Time,  and  Place  Information                                  15
B.     Dissenter's  Rights  of  Appraisal                                     16
C.     Voting  Securities  and  Principal  Holders  thereof                   16
D.     Stock  Ownership  and  Certain  Beneficial  Owners  and Management     16
E.     Directors  and  Executive  Officers                                    18
F.     Compensation  of  Directors  and  Executive  Officers                  19
G.     Ratification  of  Independent  Public  Accountants                     19
H.     Compensation  Plan                                                     20
I.     Amendments  of  Charter,  Bylaws  or  Other  Documents                 20

V.     EXHIBITS                                                               22
Annex  A.   Plan of Reorganization and Acquisition between Ecklan Corporation
            and  Mindset  Technologies  Inc.                                  23
Annex  B.     Registration  Statement  for  Ecklan  on  Form  10-SB-A2        50
Annex  C.     Sept.  30,  2000 Quarterly Report for Ecklan on Form 10-QSB     92
Annex  D.     Nov.  30,  2000 Unaudited Financial Statements for Mindset     103

                                        2


                               Ecklan Corporation
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629

                                  March 5, 2001

Dear  Shareholder:

The enclosed information statement is being furnished to shareholders of record on January 17, 2001, of Ecklan Corporation ("We", "Our"), a Texas corporation in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:


1. To reincorporate and continue the existence of the corporation in the state of Nevada.
2. To acquire all of the issued and outstanding shares or stock of Mindset Interactive, Inc. ("Mindset"), as a wholly owned subsidiary in exchange for the issuance of 7,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Plan of Reorganization and Acquisition (see Annex A of Information Statement).
3. To change our corporate name to Mindset Interactive, Inc., or a substantially similar name.
4. To elect Mike Sullivan, Scott Walker and Vinay Jatwani to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


   WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



     Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced Plan of Reorganization and Acquisition and has determined that the consideration to our shareholders is fair for our acquisition of Mindset.

     Holders of approximately 73.4% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after this Information Statement has first been sent to shareholders.


     By  Order  of  the  Board  of  Directors,


/s/Pete  Chandler
   Pete  Chandler,  President

                                        3


             The date of this Information Statement is March 5, 2001

                             II.  SUMMARY TERM SHEET


     This Summary Term sheet highlights selected information from this Information Statement and may not contain all the information that is important to you. If you wish to understand the transaction fully, you should carefully read this entire Information Statement and the documents to which it refers. The Plan of Reorganization and Acquisition ("POR") is attached as Annex A to this Information Statement. It is the definitive legal document that governs the transaction.


A.  THE  PARTIES:

Ecklan  Corporation  ("Ecklan",
"We", "Our", "Us"):          We are a Texas Corporation that has been engaged in
the business of seeking one or more profitable business combinations or acquisitions to secure profitability for shareholders. The company has no other current business operations. Ecklan is a public company whose securities trade on the Over the Counter Bulletin Board (OTCBB: ECKN).

Mindset Interactive, Inc.("Mindset"):               Mindset, is a private Nevada
corporation engaged in the business of bonding consumers with businesses, as well as business with business (B2B) through innovative marketing tools that brand, differentiate and innovate. The Mindset Interactive vision is to create a personalized interactive experience for PC, Internet, and wireless users. Through products such as MindTools they have created an efficient, dynamic marketing channel that enables companies to build brand awareness, promote their products, and stay in touch with their customers. Mindset fulfills this niche with the development of both software applications as well as sophisticated database, which allows them to offer clients "Return on Investment" measuring capabilities.
     (See  Section  III,  Item  B)


B.     KEY  TERMS  OF  THE  PLAN  OF  REORGANIZATION  AND  ACQUISITION


Overview: o Ecklan will acquire 7,000,000 shares of Mindset stock, being 100% of its issued and outstanding stock, in exchange for 7,000,000 shares of Ecklan common stock. Contemporaneously with this Acquisition Ecklan shall be reincorporated in the State of Nevada.

                                        4


o By Majority consent our shareholders of record on February 7, 2001, the acquisition of Mindset, in accordance with the terms of the Plan of Acquisition as attached, was approved.

o The Company completed a one point nine for one (1.9:1) forward-split of its outstanding common shares on January 26, 2001, thus increasing its outstanding capitalization to 22,089,780 shares of common stock upon effectiveness of the forward split.

o The Board of Directors has agreed to accept the cancellation of 11,382,900 shares of its common stock, prior to issuing the 7,000,000 new investment shares to the shareholders of Mindset, resulting in outstanding capitalization of 17,706,880 shares of common stock.


Other Material Considerations: o Ecklan will change its name to Mindset Interactive, Inc. or a substantially similar name, and obtain a new CUSIP number and symbol from the NASD. The private Mindset will change its name to Mindset Interactive, Corp., or a substantially similar name.

o Mike Sullivan, Scott Walker and Vinay Jatwani have agreed to serve on the Board of Directors and to enter into employment agreements with Mindset. (See
Section  III,  Item  E)


C.  REASONS  FOR  ENGAGING  IN  THIS  TRANSACTION

o We have had limited success in raising additional capital for our operations. The Board believes that Mindset has developed a business that can grow without substantial additional capital being raised. We believe that the business of Mindset has the potential to offer a substantial opportunity for our shareholders.
     (See  Section  III,  Item  D)

                                        5


D.  CONSIDERATION  OFFERED  TO
     SECURITY  HOLDERS
     o Mindset shareholders who own shares at the date of the signing of the POR on February 7, 2001, will receive 1 share of Ecklan stock for each Mindset share owned.


E.  VOTE  REQUIRED  FOR
    APPROVAL  OF  TRANSACTION
     o This Information Statement is furnished by our Board of Directors in connection with the actions, stated in Section IV, taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions. This approval of the action is pursuant to the Texas Article 9.10 "Actions without a Meeting". Texas Corporate Law, Article 4.02.A(III) provides that the actions taken in this Information Statement can be approved by the shareholders holding two thirds of the issued and outstanding shares.
                                   (See  Section  IV,  Item  C)

F.  FEDERAL  TAX  CONSEQUENCES
    OF  THE  TRANSACTION
o The transaction between Mindset and Ecklan appears to meet the Internal Revenue Code requirements for a tax free reorganization. The transaction is considered to be a forward merger in which there is no gain or loss recognized for the parties.
(See  Section  III,  Item  G)

                                        6


                               ECKLAN  CORPORATION
                           24843 Del Prado, Suite 318
                              Dana Point, CA 92629

                        INFORMATION STATEMENT PURSUANT TO
                         SECTION 14(c) OF THE SECURITIES
                            EXCHANGE ACT OF 1934 AND
                          RULE 14C PROMULGATED THERETO

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE NOT REQUESTED TO SEND US A PROXY.

                 III. THE PLAN OF REORGANIZATION AND ACQUISITION


A.     BACKGROUND  OF  THE  OFFER AND THE PLAN OF REORGANIZATION AND ACQUISITION

     Over the course of the second part of the year 2000 we were actively seeking a candidate for possible business combination. Our legal counsel was contacted by several parties who expressed an interest in combining their private business with our company.

It developed that one of the companies interested in a business combination was located in Orange County, CA, the same county we are located in. The management of Mindset met with our legal counsel at their offices in Capistrano Beach, CA. They made a presentation of Mindset's business strategy and discussed their current operations and future plans. They provided to our counsel comprehensive information about their company. Our legal counsel provided this information to our management.

     In the course of the meeting at legal counsel's offices, the officers of Mindset discussed Mindset's business plan in great detail. It was Mindset's vision to become solution Providers, bonding consumers with businesses, as well as business with business (B2B) through innovative marketing tools that brand, differentiate and innovate. The Mindset Interactive vision is to create a personalized interactive experience for PC, Internet, and wireless users. Through MindTools Mindset created an efficient, dynamic marketing channel that enables companies to build brand awareness, promote their products, and stay in touch with their customers. They accomplished this through the development of both software applications as well as sophisticated database, which allows us to offer our clients "Return on Investment" measuring capabilities.

As the meeting with Mike Sullivan, Scott Walker and Vinay Jatwani concluded, they provided a copy of Mindset's business plan so that management was able to begin a more comprehensive due diligence process. Management investigated some of its claims and reviewed in detail its forecasts for financial performance.

In the course of the due diligence management was impressed with the client base already obtained, and the positive cash flow, unlike most Internet based

                                        7


businesses. Based on the current pricing of the Internet technology industry, the net income projections were realistic and obtainable. Obviously, we were very intrigued by these performance numbers and decided that it would warrant further consideration while concurrently performing background checks on the Mindset's principals. After we learned more about specifics of the technologies that would be used we became interested in securing a long-term business relationship with Mindset, and asked that they hold off making any commitments for a business combination with other parties. Mr. Sullivan expressed to our management team that he believed the business combination of our two entities would be able to facilitate fund raising efforts, if needed, and ultimately result in enhanced value for both company's shareholders. Based upon our perception of the potential growth of this business as a public company we instructed our counsel to conduct negotiations with their representatives to determine a workable capital structure.

On January 16, 2001 a Share Purchase Agreement was entered into whereby we would acquire Mindset as a wholly owned subsidiary of Ecklan in exchange for the issuance of 7,000,000 new investment shares to the shareholders of Mindset. The Share Purchase Agreement was subject to shareholder approval and the satisfaction of other conditions precedent and the completion of mutually satisfactory due diligence examinations.

Upon completion of these meetings and the execution of the Share Purchase Agreement our general legal counsel prepared a Definitive Plan of Reorganization and Acquisition ("POR") for approval by the shareholders of Ecklan. A copy of the POR that was executed by facsimile copy on February 7, 2001 is attached as Annex "A".



B.     PARTIES  TO  THE  AGREEMENT  AND  PLAN  OF REORGANIZATION AND ACQUISITION

Ecklan  Corporation  ("Ecklan")
     Information about our company can be found in our annual report filed on Form 10-KSB-A2 and our interim report for the period ending September 30, 2000 filed on Form 10-QSB. These reports are attached as Annex B and Annex C respectively. Additional information on Ecklan can be found in its public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of the SEC as detailed herein with respect to Ecklan's public filings.

Mindset  Interactive,  Inc.("Mindset")
     Mindset is a privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada, incorporated on June 21, 2000. Mindset is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Mindset taken as a whole. The business plan of Mindset is disclosed in Section III.C.3. Mindset shareholders are the three founders, Mike Sullivan, Vinay Jatwani, and Scott Walker, thirteen employees, six Advisory Board members and four others, who own a total of 7,000,000 shares, respectively. These shares were issued for services rendered and other considerations.

                                        8


C.     MERGERS,  CONSOLIDATION,  ACQUISITIONS  AND  SIMILAR  MATTERS


     The Plan of Reorganization and Acquisition ("POR") among Mindset and the stockholders of Ecklan, attached hereto as Annex A, is the governing document for this transaction. To understand this transaction completely the POR should be read in its entirety.


1.     EXECUTIVE  OFFICES  OF  PARTIES

     ECKLAN'S executive offices are at 24843 Del Prado, Suite 318, Dana Point, CA 92629, and telephone is 949-248-1765 and fax is 949-248-1688.

     MINDSET'S executive offices are located at 8 Corporate Park, 3rd Floor, Irvine, CA 92606, and telephone is 949-442-8372 and fax is 949-442-8374.

2.     ABOUT  ECKLAN'S  BUSINESS

     Headquartered in Dana Point, CA, Ecklan Corporation, known as Ecklan, is a publicly listed company traded on the over-the-counter bulletin board market (OTCBB:ECKN). Our current business is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders.


     3.   ABOUT  MINDSET'S  BUSINESS

Mindset realized a great need for fortune 5000 companies to be able to benefit from a cost effective tool that offers tangible results. Corporations are spending millions of dollars on websites with no true understanding of their consumer base and the most advanced technology does not cater to the day-to-day consumer. There was a void in the marketplace of useful cost effective tool(s) that the novice PC user could benefit from. Mindset set out to assist these corporations through solutions. "To provide complete, measurable, marketing solutions to our clients, by incorporating sensible and cost effective technologies."

     Company  Overview

They create software applications and databases that enable businesses to market to their consumer in a more measurable and innovative approach. Their business strategy is to bond consumers with businesses, as well as business with business
(B2B) through innovative marketing tools that brand, differentiate and innovate. They will accomplish this through creating a personalized interactive experience for PC, Internet, and wireless users. Through MindTools they have created an efficient, dynamic marketing channel that enables companies to build brand awareness, promote their products, and stay in touch with their customers. This marketing channel is made possible through the development of both software applications as well as sophisticated database, which allows us to offer our clients "Return on Investment" measuring capabilities.

                                        9


     4.   SUMMARY  OF  TRANSACTION

a.     Terms  of  Transaction.

At least twenty days after the mailing of this information statement to our shareholders, 7,000,000 new investment shares of Ecklan common stock will be issued to the shareholders of Mindset such that for each share of Mindset stock owned they will receive 1 share of Ecklan common stock. Ecklan will continue the business operations of Mindset as a wholly owned subsidiary of Ecklan. The share ownership of Mindset prior to this transfer is as follows:


     FOUNDERS                     6,271,500
          Mike  Sullivan          2,195,025
          Scott  Walker           2,195,025
          Vinay  Jatwani          1,881,450
     EMPLOYEES                      453,000
     ADVISORY  BOARD                260,000
     OTHER     SHAREHOLDERS          15,500
     -----------------          -----------
     TOTAL                        7,000,000


Details of the POR are set forth in Section E that follows. The following is a summary of the key provisions of this transaction:

- Mike Sullivan, Scott Walker and Vinay Jatwani will be elected to the Board of Directors of Ecklan.
- In connection with this transaction our name will be changed to Mindset Interactive, Inc., or a substantially similar name.
- Mindset shareholders will receive 1 share of Ecklan stock for each share of Mindset stock owned on the record date of January 17, 2001.
- Ecklan shall be reincorporated and continue its existence in the State of Nevada.


D.     RECOMMENDATION  AND  REASONS  OF  THE  ECKLAN  BOARD  FOR ENGAGING IN THE
TRANSACTION.

     The Board has approved the adoption of the POR and recommended it for approval by a majority of the shareholders.

     As previously reported, we have no current business plan. Management has been actively seeking a business combination with a private company such that the combination would offer the potential for our company to grow. We believe that the acquisition of Mindset offers such a potential. It is our opinion that Mindset is a well-managed company that has developed an excellent client base on which they can expand and grow.

                                       10


In addition to being well-managed, Mindset has assembled a creative and innovative staff. Within a relatively short operating period they have been successful in developing an array of marketable products that appeal to a diverse market base. We believe that Mindset has the realistic potential of growing their revenues and achieving profitability over the next twelve months to the ultimate benefit of our shareholders.


E.     MATERIAL  TERMS  OF  AGREEMENT AND PLAN OF REORGANIZATION AND ACQUISITION

1.     BASIC  TRANSACTION.

(a) The Reorganization and Acquisition. Ecklan Corporation and Mindset Interactive, Inc. are hereby reorganized, such that Ecklan Corporation shall acquire all assets, businesses and capital stock of Mindset Interactive, Inc., and Mindset Interactive, Inc. shall become a wholly-owned subsidiary of Ecklan Corporation in exchange for 7,000,000 Ecklan shares (the "Ecklan Exchange Shares") at the Effective Time in a stock-for-stock, tax-free acquisitive reorganization of Mindset by Ecklan pursuant to Code 368(a). Contemporaneously with this Acquisition Ecklan shall be reincorporated in the State of Nevada.

(b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Ecklan in Capistrano Beach, CA, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date and/or time as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than twenty

(20) days after Ecklan mails an appropriate information statement to its shareholders regarding the transaction.

(c) Actions at the Closing. At the Closing: (i) Mindset will deliver to Ecklan the various certificates, instruments, and documents referred to in 7(a) below;
(ii) Ecklan will deliver to Mindset the various certificates, instruments, and documents referred to in 7(b) below; and (iii) Ecklan will deliver to the Exchange Agent in the manner provided below in this 2 the certificate evidencing Ecklan Exchange Shares.

(d)  Effect  of  Acquisition.

     (i) General. The Acquisition shall become effective at the time (the "Effective Time") that Mindset Stockholders deliver to Ecklan all of Mindset Shares, properly endorsed to effectively assign said shares to Ecklan, and Ecklan delivers to Mindset Stockholders Ecklan Exchange Shares, properly endorsed to effectively assign said shares to Mindset Stockholders.

     (ii) Conversion of Mindset Shares. Forthwith upon the effective date hereof, Ecklan shall issue 7,000,000 new investment shares of its common stock to or for the shareholders of Mindset; and each and every share of the 7,000,000 shares outstanding of Mindset and shall become and be a wholly-owned subsidiary

                                       11


of Ecklan. At and as of the Effective Time and assuming that the total number of issued and outstanding Mindset Shares on a fully diluted basis at such time is 7,000,000 each Mindset Share shall be exchanged for approximately 1 Ecklan Share (the "Conversion Ratio"). The Conversion Ratio shall also be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Mindset Shares outstanding. Immediately after the Closing, no Mindset Share shall be deemed to be outstanding or to have any rights other than those set forth above in this 2(d)(ii) after the Effective Time.

     (iii) Ecklan Shares. Each Ecklan Share issued and outstanding at and as of the Effective Time will remain issued and outstanding.

(e)  Procedure  for  Transfer.

     (i) The transfer and exchange of Mindset Shares for Ecklan Exchange Shares may be effected through an Exchange Agent upon the mutual consent of the Parties and pursuant to an agreement with such Exchange Agent and the Parties.

     (ii)  Ecklan  shall  pay  all  charges  and expenses of the Exchange Agent.


 2.        CONDITIONS  PRECEDENT  TO  REORGANIZATION

(a) The Boards of Directors.The Board of Directors of both Corporations respectively shall have determined that it is advisable and in the best interests of each of them and both of them to proceed with the acquisition by Ecklan, in accordance with IRS 361(a) and 368(a). These U.S. tax provisions provide that no gain or loss be recognized from a statutory merger of two corporations.

(b) The Shareholders of Ecklan. The Shareholders of Ecklan shall have approved the acquisition and this agreement and each shall have been approved and adopted by the Board of Directors of Ecklan in a manner consistent with the laws of its Jurisdiction and its constituent documents.

(c) The Shareholders of Mindset The Shareholders of Mindset shall have approved the acquisition and this agreement, and each shall have been approved and adopted by the Board of Directors of Mindset in a manner consistent with the laws of its Jurisdiction and its constituent documents.


     3.     TERMINATION  OF  POR.

The POR may be terminated at any time prior to closing, whether before or after approval by the shareholders of Mindset;

(a)  By  mutual  consent  of  Ecklan  and  Mindset;  or

(b) By either party if the other is unable to meet the specific conditions precedent applicable to its performance within a reasonable time.

                                       12


In the event the POR is terminated by either Ecklan or Mindset, as provided above, the POR shall forthwith become void and there shall be no liability on the part of either Ecklan or Mindset or their respective officers and directors.


4.     OTHER  CONDITIONS  OF  ACQUISITION.

(a) Mindset represents and warrants to Ecklan that the statements contained in Section 3 of the POR are correct and complete as of the date of the Agreement and will be correct and complete as of the Closing Date.

(b) Subject to the Closing of the transaction the present directors of Ecklan shall resign and the following nominees of Mindest shall be elected to serve in their stead: Mike Sullivan, Scott Walker and Vinay Jatwani.


5.  CONVERSION  OF  MINDSET  SHARES.

          At Closing, Ecklan shall issue and deliver three stock certificates representing a total of 7,000,000 new investment shares of its common stock to or for the shareholders of Mindset, based on a pro-rata allocation of its 7,000,000 outstanding shares. The new shares issued to the shareholders of Mindset will be restricted securities for a period of not less than twelve (12) months; provided that the holders of such shares shall be entitled to cause Ecklan to include such shares in any registration statement filed with a state or federal securities commission ("Piggyback Registration Rights").

     At the closing each of the 7,000,000 Mindset shares shall be exchanged for approximately 1 Ecklan Share (the "Conversion Ratio"). The Conversion Ratio shall also be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other change in the number of Mindset Shares outstanding.


F.     REGULATORY  APPROVALS  REQUIRED

     None.


G.      FEDERAL  TAX  CONSEQUENCES  OF  THE  TRANSACTION


     Internal Revenue Code (IRC) sections 351 and 368 states that no gain or loss shall be recognized (by the corporations) if the acquiring corporation acquires the target's stock solely in exchange for its own voting stock and the acquiring corporation is in control of the target immediately after the acquisition. IRC section 368(c) defines control to represent 80% of the total combined voting power of all classes of stock. The acquisition of Mindset's assets into Ecklan in exchange for stock is considered to be a forward merger in which Ecklan will acquire control of Mindset. The shares issued by Ecklan to be distributed to the Mindset stockholders will be equivalent voting shares. The POR appears to satisfy these IRC sections.

                                       13


     In addition to the formal requirements of the Code, the transaction must meet certain substantive non-statutory requirements developed through case law and IRS regulations. These non-statutory rules may change what is in form a reorganization into a taxable transaction. These two requirements are Continuity of Interest and Continuity of Business Enterprise. The Continuity of Interest requires that a substantial part of the value of the proprietary interest in the target must be preserved. Again the POR appears to satisfy this requirement. The Continuity of Business Enterprise requires the acquiring corporation to continue to use the target's historic business or a significant portion of the target's historic business assets in the business. Ecklan will preserve Mindset's business or continue to use their assets in the wholly-owned Ecklan subsidiary.

     The shareholders of Mindset will receive no other consideration than shares of Ecklan stock. Based upon this assumption the transaction will not be taxable to the shareholders. Any other transaction entered into between any of the shareholders or debtors of Ecklan with Mindset or its shareholders, if determined to be part of the exchange, may disqualify the nontaxable status of the exchange.


H.  CONSIDERATION  OFFERED  TO  SECURITY  HOLDERS

     Mindset shareholders who own shares at the record date of January 17, 2001, will receive 1 share of Ecklan stock for each Mindset share owned, or they may exercise dissenter's rights under Nevada law and receive the fair cash value for their Mindset shares. The ratio of Ecklan shares that are being distributed to Mindset shareholders has been calculated by dividing the 7,000,000 shares received from Ecklan for the acquisition of Mindset by 7,000,000, which is the number of shares issued and outstanding for Mindset.



                 THE REMAINDER OF THIS PAGE INTENTIONALLY BLANK

                                       14


                             IV. GENERAL INFORMATION

     This Information Statement is furnished by our Board of Directors in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the actions:

1. To reincorporate and continue the existence of the corporation in the state of Nevada.
2. To acquire all of the issued and outstanding shares or stock of MindSet Interactive, Inc. ("Mindset"), as a wholly owned subsidiary in exchange for the issuance of 7,000,000 new investment shares of our common stock, subject to satisfaction of the terms and conditions set forth in the attached Agreement and Plan of Reorganization and Acquisition (see Annex A of Information Statement).
3. To change our corporate name to Mindset Interactive, Inc., or a substantially similar name.
4. To elect Mike Sullivan, Scott Walker, and Vinay Jatwani to serve as our board of directors until our next annual meeting.
5. To ratify the appointment and continuation of Chisholm & Associates as our auditors.


A.     DATE,  TIME  AND  PLACE  INFORMATION

     There WILL NOT be a meeting of shareholders and none is required under Nevada General Corporation Law when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock.

This information statement is first being mailed on or about March 5, 2001 to the holders of Common Stock as of the Record Date, January 17, 2001. Under Federal law the record date was determined as the date that the first public announcement was made of the Plan of Reorganization and Acquisition.

     PLEASE READ THE ENTIRE DOCUMENT. Further information is available by request or can be accessed on the Internet. Ecklan is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by Ecklan, Inc. can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com. You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York New York, 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330. A copy of any public filing is also available, at no charge, by contacting our legal counsel, Karl Rodriguez, at 949-248-9561.

     This acquisition of Mindset is described in more detail under the section entitled "Annex A The Plan of Reorganization and Acquisition". If these conditions are satisfied, then under Federal law this transfer will not be effective until at least 20 days after this information statement was mailed to you.

                                       15


B.  DISSENTERS'  RIGHTS

     Under the Texas law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.


C.  VOTING  SECURITIES

     Ecklan presently has only one class of voting stock outstanding, namely its common stock. This Company's Common Voting Stock of par value $0.001 per share, of which 100,000,000 shares are authorized and 22,089,780 shares were issued and outstanding as of the Record Date, January 17, 2001. Each outstanding share is entitled to one vote. Only shareholders of record at the close of business on the Record Date are entitled to notice.

     This Information Statement is furnished by our Board of Directors in connection with the actions, stated in Article 4.02 of Texas Business Corporation Act "Procedures to Amend Articles of Incorporation", taken by written consent of holders of two-thirds of the outstanding shares of our common stock entitled to vote on the actions. The approval of these actions is pursuant to the Texas Article 9.10 "Actions without a Meeting".

     Article 4.02.A.(3) provides in pertinent part that the an amendment to the Articles of Incorporation "shall be adopted upon receiving the affirmative vote of the holders of at least two-thirds of the outstanding shares entitled to vote thereon, unless any class or series of shares is entitled to vote thereon as a class, in which event the proposed amendment shall be adopted upon receiving the affirmative vote of the holders of at least two0thirds of the shares within each class or series of outstanding shares entitled to vote thereon as a class and of at least two-thirds of the total outstanding shares entitled to vote thereon."

     Article 9.10 provides that "any actions required by this Act to be taken at any annual or special meeting of shareholders, or any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall have been signed by the vote with respect to the action that is the subject of the consent. The articles of incorporation may provide that any action required by this Act to be taken at any annual or special meeting of shareholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, set forth the action so taken, shall be signed by the holder or holders or shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted."

D.  STOCK  OWNERSHIP  AND  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

1. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of the company's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by the Company, to be the beneficial owner or owners of more than five percent of any voting class of our common stock. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information. We only have one class of stock namely Common Stock.

                                       16


 2. SECURITY OWNERSHIP OF MANAGEMENT. To the best of our knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, known to or discoverable by the company. More than one person, entity or group could be beneficially interested in the same securities, so that the total of all percentages may accordingly exceed one hundred percent of some or any classes. Please refer to explanatory notes if any, for clarification or additional information.

Please see the following table for the Officer and Directors and Owners of 5% or more.

          OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE
                (AS OF THE POST SPLIT DATE  OF JANUARY 29, 2001)

 Name and Address of Beneficial Owner . . .  Actual      Attributed
                                             Ownership             %  Ownership        %
----------------------------------------------------------------------------------------
Pete Chandler (1) President . . . . . . . .       9,500         0.04  11,409,120   51.65
430 4th Street
Ogden UT 84404
----------------------------------------------------------------------------------------
Pam Alexander (1) Secretary . . . . . . . .       9,500         0.04  11,409,120   51.65
85 Nightingale
Aliso Viejo CA 92656
----------------------------------------------------------------------------------------
All Officers and Directors as a Group . . .      19,000         0.09   6,004,800   51.65
----------------------------------------------------------------------------------------
J. Dan Sifford Jr. (1). . . . . . . . . . .  11,390,120        51.56   5,994,800   51.56
3131 South West Freeway, #42
Houston, TX  77098
----------------------------------------------------------------------------------------
Charles J. Blomme & Deborah A. Schlichting.   1,140,000         5.16
7019 Kerry Road
Edina MN 55439
----------------------------------------------------------------------------------------
Barbara Abramson and Sherry Abramson. . . .   1,140,000         5.16
520 County Road 151
Florence AL 35633
----------------------------------------------------------------------------------------
Guarantee & Trust Co. TTEE FBO. . . . . . .   1,520,000         6.88
Donald J. Vogel-IRA
Acct. #830-93380-13
NationsBanc Montgomery Securities
600 Montgomery Street
San Francisco CA 91111-2777
----------------------------------------------------------------------------------------
R & L Enterprise. . . . . . . . . . . . . .   1,881,000         8.52
3727 Kingston Drive
Bismarck ND 58501
----------------------------------------------------------------------------------------
Total Other 5% Owners . . . . . . . . . . .   8,984,800        77.28
----------------------------------------------------------------------------------------
TOTAL OTHER AFFILIATES. . . . . . . . . . .   8,994,800        77.37
----------------------------------------------------------------------------------------
Total Shares Issued and Outstanding . . . .  22,089,780       100.00
----------------------------------------------------------------------------------------



(1) In the foregoing table, the share ownership of each of the listed shareholders are attributed to and each other and to all of them. The reason for this attribution is that the Officers and Directors are nominees of the Principal Shareholder. Please see Item 7, Relationships and Transactions, for more disclosure.

                                       17


     3.     SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission. Such directors, executive officers and 10% stockholders are also required to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, the following table sets forth the directors, executive officers and beneficial owners of more than 10% of any class of the Company's equity securities registered pursuant to Section 12 of the Exchange Act that failed to file on a timely basis:

                        No. Of      No. of Transactions
     Individual     Late Reports      not reported
-------------------------------------------------------
     Pete Chandler         0                0
     Pam Alexander         0                0
    J. Dan Sifford         0                0


E.  DIRECTORS  AND  EXECUTIVE  OFFICERS

     By majority consent, proposal 4 was approved for the election of the board of directors of Ecklan; Mike Sullivan, Scott Walker and Vinay Jatwani, to serve until the next meeting of shareholders. Pete Chandler and Pam Alexander are the current Directors of Ecklan, having taken office from the inception of the Registrant, and shall serve until their successors are elected or appointed. The business experience and biographies of the Director nominees are as follows:

MIKE SULLIVAN, age 41, has been in the software and video game industry since 1984. Working as a Graphic Designer/Art Director for Imagineering, Inc. he designed, created graphics and developed animation for Nintendo/Sega video games including The Simpsons, Star Trek, Home Alone, Barbie, Nasear, The NFL and Deer Hunter. In 1995, Mr. Sullivan served as Art Director for the interactive division of DMB&B (NYC). In 1997 he founded Blackhawk Graphics, Ltd. and developed The PC Planner personal organizer for clients including the New York Yankees, RIT College and Visual Horizons.

VINAY JATWANI, age 29, was previously the General Manager and Vice President of Sales for the Battery Network, a division of the Batteries Corporation, where he was instrumental in restructuring the management team, and managed the company's sales force. Prior to this, Mr. Jatwani produced successful year after year sales results as Vice President of Sales and Marketing for Altec Products, Inc., a national print and software distributor. Mr. Jatwani, holds B.A. degree in Economics and Political Science as well as a minor in Business Management from the University of California Irvine.

SCOTT WALKER, age 38, began his business career in Chicago in 1985 as founder and President of World Travel a $15 Million wholesale travel agency specializing in Hawaii tours. At the age of 23 Mr. Walker became #11 in the YEO 'Top 100' entrepreneurs. Other top achievers also included Michael Dell and Steven Jobs. From there Mr. Walker went on to start International Media Services, Inc. IMS

                                       18


went  from  start  up  basis  in  1990 and grew to become a multi-million dollar
Advertising/Marketing firm. In November of 1995 Mr. Walker founded NetPage Communications, Inc. An Internet Service Provider based in Irvine, CA. NetPage was sold to NetGuard Technologies in April of 1997 and Walker has served as President of Internet Technology Corp since that time.

     Upon closing of the acquisition, the Board of Directors will appoint the following officers: Mike Sullivan as Chairman and CEO, Scott Walker as President and COO, Vinay Jatwani as Vice President of Sales and Mark Morris as CTO (Chief Technology Officer).


F.  COMPENSATION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

     Each of the two Officer/Directors have been issued 9,500 post split new investment shares of common stock, each for present service and incentive purposes and as the founders for organizational costs, and valued at $500.00 ($0.05 per share). The names of those officers and directors receiving these shares are Pete Chandler and Pam Alexander. No other compensation, or plan of compensation, has been made, authorized or contemplated at the present time and for the present period of company. The Management shares were issued in 1999. The value attributed to the shares provided to the Officers therefore would be $250.00 each. The following Summary Compensation Table is as of December 31, 1999.

                           SUMMARY COMPENSATION TABLE

                                                                      |Long Term Compensation|
                          |        Annual Compensation                |      Awards      |  Payouts
A . . . . . .  B                       C          d           e           f         g        h    i
               Securities
Name. . . . .                                        Other     Restric-   Under-          All Other
And . . . . .                                        Annual      Ted      Lying           Compen-
Principal .                                       .  Compen-    Stock    Options    LTIP   Sation
Position. .                 .  Salary      Bonus    Sation ($)  Awards   SARs (#) Payouts   ($)
               Year             ($)         ($)                  ($)                ($)
---------------------------------------------------------------------------------------------------
Pete Chandler      1999          0           0           0         0        0        0       0
President . .      1998          0           0           0         0        0        0       0
                   1997          0           0           0       250        0        0       0
Pam Alexander      1999          0           0           0         0        0        0       0
Secretary/. .      1998          0           0           0         0        0        0       0
Treasurer . .      1997          0           0           0       250        0        0       0

OUTSTANDING  STOCK  OPTIONS

The  Company  has  no  outstanding  stock  options  or  warrants.



G.  RATIFICATION  OF  INDEPENDENT  PUBLIC  ACCOUNTANTS

     By majority shareholder consent, proposal number 5, the ratification of Chisholm & Associates, LLC, as our auditors, has been approved. Chisholm &

                                       19


Associates, LLC, prepared the audited financial statements for the fiscal years ending December 31, 1999, and 1998. During the past two years there have been no changes in, or disagreements with, accounts on accounting and/or financial disclosure.


H.  COMPENSATION  PLAN

     There is no present plan of compensation, and no plan of compensation is expected to be adopted or authorized at any time before the POR is effected. Present management is not expected to be the subject of such compensation. The future plan of compensation as will be adopted after the closing of the POR will encompass new management and not present management. It is expected that the company will enter into compensation agreements with the officers, directors, advisory board and/or employees of Mindset Interactive, Inc. upon closing of the POR.


I.  AMENDMENTS  OF  CHARTER,  BYLAWS  OR  OTHER  DOCUMENTS

     By majority shareholder consent, proposals 1 and 2 has been approved such that Ecklan will reincorporate and continue the existence of the corporation in the state of Nevada and our Articles of Incorporation will be amended to change our corporate name to Mindset Interactive, Inc., or a substantially similar name upon effectuation of the Plan of Reorganization and Acquisition.

                                       20


                                   SIGNATURES


                      By Order of the Board of Directors of
                                ECKLANCORPORATION


March  5,  2001



/s/Pete Chandler          /s/Pam Alexander
   Pete  Chandler            Pam  Alexander
   President                 Secretary/Treasurer

                                       21



                                 EXHIBITS INDEX

                                                                        Page No.

Annex  A.     Plan  of  Reorganization  and  Acquisition                      23

Annex  B.     Registration  Statement  for  Ecklan  on  Form  10-SB-A2        51

Annex  C.     Sept. 30, 2000 Quarterly Report for Ecklan on Form 10-QSB       93

Annex  D.     Nov.  30,  2000  Unaudited  Financial Statements for Mindset   104

                                       22


--------------------------------------------------------------------------------
                                     Annex A

                     PLAN OF REORGANIZATION AND ACQUISITION
--------------------------------------------------------------------------------

                                       23




                                      AMONG

                               ECKLAN CORPORATION

                                       AND

                            MINDSET INTERACTIVE, INC.

                                       AND

                  THE SHAREHOLDERS OF MINDSET INTERACTIVE, INC.

                                       24


                                TABLE OF CONTENTS
1.     Definitions                                                          28

2.     Basic  Transaction.                                                  31
(a)     The  Acquisition                                                    31
(b)     The  Closing                                                        31
(c)     Actions  at  the  Closing                                           31
(d)     Effect  of  Acquisition                                             31
(e)     Procedure  for  Transfer                                            32

3.     Representations  and  Warranties  of  Mindset                        32
(a)     Organization,  Qualification,  and  Corporate  Power                32
(b)     Organization,  Qualification, and Corporate Power as of the Closing 32
(c)     Capitalization  on  the  Closing  Date                              33
(d)     Authorization  of  Transaction                                      33
(e)     Noncontravention                                                    33
(f)     Brokers'  Fees                                                      33
(g)     Title  to  Tangible  Assets                                         33
(h)     Financial  Statements                                               34
(i)     Events  Subsequent  to  Most  Recent  Fiscal  Period                34
(j)     Legal  Compliance                                                   34
(k)     Tax  Matters                                                        34
(l)     Real  Property                                                      35
(m)     Intellectual  Property                                              35
(n)     Contracts                                                           35
(o)     Powers  of  Attorney                                                35
(p)     No  Undisclosed  Liabilities                                        35
(q)     Litigation                                                          35
(r)     Employee  Benefits                                                  35
(s)     Environmental,  Health,  and  Safety  Matters                       36
(t)     Mindset  Shares                                                     37
(u)     Certain  Securities  Matters                                        38
(v)     Disclaimer  of  other  Representations  and  Warranties             39

4.     Representations  and  Warranties  of  Reliant                        39

5.     Representations  and  Warranties  of  Ecklan                         39
(a)     Organization                                                        39

                                       25


(b)     Capitalization                                                      39
(c)     Authorization  of  Transaction                                      39
(d)     Noncontravention                                                    39
(e)     Brokers'  Fees                                                      40
(f)     Filings  with  the  SEC                                             40
(g)     Financial  Statements                                               40
(h)     Events  Subsequent  to  Most  Recent  Fiscal  Quarter  End          40
(i)     No  Undisclosed  Liabilities                                        40
(j)     Litigation                                                          41
(k)     Compliance  with  Laws                                              41
(l)     No  Default                                                         41
(m)     Certain  Securities  Matters                                        41
(n)     Market  Manipulation                                                42

6.     Covenants                                                            42
(a)     General                                                             42
(b)     Notices  and  Consents                                              42
(c)     Regulatory  Matters  and  Approvals                                 42
(d)     Listing  of  Ecklan  Shares                                         42
(e)     Operation  of  Business                                             42
(f)     Full  Access                                                        43
(g)     Notice  of  Developments                                            43
(h)     Interest  from  Others                                              43
(i)     Post-Closing  Covenants  of  Ecklan                                 44

7.     Conditions  to  Obligation  to  Close                                44
(a)     Conditions  to  Obligation  of  Ecklan                              44
(b)     Conditions  to  Obligation  of  Mindset                             45

8.     Termination                                                          45
(a)     Specific  Performance                                               45
(b)     Mutual  Consent                                                     45
(c)     Ecklan  Termination                                                 45
(d)     Mindset  Termination                                                46

9.     Miscellaneous                                                        46
(a)     Survival                                                            46
(b)     Press  Releases  and  Public  Announcements                         46
(c)     No  Third  Party  Beneficiaries                                     46
(d)     Entire  Agreement                                                   46

                                       26


(e)     Succession  and  Assignment                                         46
(f)     Counterparts                                                        47
(g)     Headings                                                            47
(h)     Notices                                                             47
(i)     Governing  Law                                                      47
(j)     Amendments  and  Waivers                                            47
(k)     Severability                                                        48
(l)     Expenses                                                            48
(m)     Construction                                                        48
(n)     Incorporation  of  Exhibits  and  Schedules                         48
(o)     Facsimile  Signatures                                               49

                                       27


                        AGREEMENT AND PLAN OF ACQUISITION

     Agreement entered into on February 7, 2001 by and among ECKLAN CORPORATION, a Texas corporation ("Ecklan"), and MINDSET INTERACTIVE, INC., a Nevada corporation ("Mindset") and the shareholders of Mindset ("Mindset Shareholders"). Ecklan and Mindset are referred to collectively herein as the "Parties."

     WHEREAS, This Agreement contemplates a stock-for-stock tax-free acquisitive reorganization of Mindset by Ecklan pursuant to Codes 361(a) and 368(a).

     WHEREAS, The Parties expect that the acquisition will further certain of their business objectives (including, without limitation, significantly expanded markets for both Parties).

     WHEREAS, The parties desire that this Agreement replace and supercede any prior agreement or amendment thereto between the parties related to the subject of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties agree as follows.

     1.  DEFINITIONS.

     "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act.

     "Acquisition" means the stock-for-stock, tax-free acquisitive reorganization of Mindset by Ecklan and a contemporaneous transfer of assets comprising the business of Ecklan from Ecklan to Mindset pursuant to Codes 361(a) and 368(a) as described in 2(a) below.

     "Ecklan  "  has  the  meaning  set  forth  in  the  preface  above.

     "Ecklan  Exchange  Shares"  have  the  meaning  set  forth in  2(a) below.

     "Ecklan Share" means any share of the Common Stock, $0.0001 par value per share, of Ecklan
     "Closing"  has  the  meaning  set  forth  in  2(b)  below.

     "Closing  Date"  has  the  meaning  set  forth  in  2(b)  below.

     "COBRA" means the requirements of Part 6 of Subtitle B of Title I of ERISA and Code 4980B.

     "Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.

     "Confidential Information" means any information concerning the businesses and affairs of Mindset and its Subsidiaries that is not already generally available to the public.

                                       28


     "Conversion  Ratio"  has  the  meaning  set  forth  in  2(d)(ii)  below.

     "Nevada General Corporation Law" means the Nevada Business Corporation Act, as amended as of the date of the full execution of this Agreement by the Parties.

     "Disclosure  Schedule"  has  the  meaning  set  forth  in  3  below.

     "Effective  Time"  has  the  meaning  set  forth  in  2(d)(i)  below.

     "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit or other retirement, bonus, or incentive plan or program.

     "Employee Pension Benefit Plan" has the meaning set forth in ERISA 3(1)(r)(i).
      -

     "Employee  Welfare Benefit Plan" has the meaning set forth in ERISA  3(1).

     "Environmental, Health, and Safety Requirements" shall mean all federal, state, local and foreign statutes, regulations, and ordinances concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, as such requirements are enacted and in effect on or prior to the Closing Date.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" means each entity that is treated as a single employer with Seller for purposes of Code 414.

     "Financial  Statement"  has  the  meaning  set  forth  in  3(h)  below.

     "GAAP" means United States generally accepted accounting principles as in effect from time to time.

     "Income Tax" means any federal, state, local, or foreign income tax, including any interest, penalty, or addition thereto, whether disputed or not.

     "Income Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Income Taxes, including any schedule or attachment thereto.

                                       29


     "IRS"  means  the  Internal  Revenue  Service.

     "Knowledge"  means  actual  knowledge  without  independent investigation.

     "Mindset  Share"  means  any  share  of  the  Common  Stock  of  Mindset.

     "Mindset  Shareholders"  means  Mike  Sullivan,  Scott  Walker,  and  Vinay
Jatwani.


     "Mindset Shares" means the total number of issued and outstanding shares, all of which are to be acquired by Ecklan pursuant to this Agreement.

     "Most Recent Financial Statements" has the meaning set forth in 3(h) below.

     "Most  Recent  Fiscal Month End" has the meaning set forth in  3(h) below.

     "Most Recent Fiscal Quarter End" has the meaning set forth in  3(h) below.

     "Multiemployer  Plan"  has  the  meaning  set  forth in ERISA  3(r)(i)(D).

     "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

     "Party"  has  the  meaning  set  forth  in  the  preface  on page 1 above.

     "PBGC"  means  the  Pension  Benefit  Guaranty  Corporation.

     "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

     "Public  Report"  has  the  meaning  set  forth  in  5(f)  below.

     "Reportable  Event"  has  the  meaning  set  forth  in  ERISA  4043.

     "Requisite Mindset Stockholder Approval" means the affirmative vote of the holders of a majority of Mindset Shares (voting and nonvoting) in favor of this Agreement.

     "SEC"  means  the  Securities  and  Exchange  Commission.

     "Securities  Act"  means  the  Securities  Act  of  1933,  as  amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Security Interest" means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than (a) mechanic's, materialmen's, and

                                       30


similar liens, (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (c) purchase money liens and liens securing rental payments under capital lease arrangements, and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

     "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.



     2.  BASIC  TRANSACTION.

          (a) The Reorganization and Acquisition. Ecklan Corporation and Mindset Interactive, Inc. are hereby reorganized, such that Ecklan Corporation shall acquire all assets, businesses and capital stock of Mindset Interactive, Inc., and Mindset Interactive, Inc. shall become a wholly-owned subsidiary of Ecklan Corporation in exchange for 7,000,000 Ecklan shares (the "Ecklan Exchange Shares") at the Effective Time in a stock-for-stock, tax-free acquisitive reorganization of Mindset by Ecklan pursuant to Code 368(a). Contemporaneously with this Acquisition Ecklan shall be reincorporated in the State of Nevada.

     (b) The Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Ecklan in Capistrano Beach, CA, commencing at 9:00 a.m. local time on the second business day following the satisfaction or waiver of all conditions to the obligations of the Parties to consummate the transactions contemplated hereby (other than conditions with respect to actions the respective Parties will take at the Closing itself) or such other date and/or time as the Parties may mutually determine (the "Closing Date"); provided, however, that the Closing Date shall be no earlier than twenty (20) days after Ecklan mails an appropriate information statement to its shareholders regarding the transaction.

     (c) Actions at the Closing. At the Closing: (i) Mindset will deliver to Ecklan the various certificates, instruments, and documents referred to in 7(a) below; (ii) Ecklan will deliver to Mindset the various certificates, instruments, and documents referred to in 7(b) below; and (iii) Ecklan will deliver to the Exchange Agent in the manner provided below in this 2 the certificate evidencing Ecklan Exchange Shares.

     (d)  Effect  of  Acquisition.

          (i) General. The Acquisition shall become effective at the time (the "Effective Time") that Mindset Stockholders deliver to Ecklan all of Mindset Shares, properly endorsed to effectively assign said shares to Ecklan, and Ecklan delivers to Mindset Stockholders Ecklan Exchange Shares, properly endorsed to effectively assign said shares to Mindset Stockholders.

          (ii) Conversion of Mindset Shares. Forthwith upon the effective date hereof, Ecklan shall issue 7,000,000 new investment shares of its common stock

                                       31


to or for the shareholders of Mindset; and each and every share of the 7,000,000 shares outstanding of Mindset and shall become and be a wholly-owned subsidiary of Ecklan. At and as of the Effective Time and assuming that the total number of issued and outstanding Mindset Shares on a fully diluted basis at such time is 7,000,000 each Mindset Share shall be exchanged for approximately 1 Ecklan Share (the "Conversion Ratio"). The Conversion Ratio shall also be subject to
      -------------------
equitable  adjustment  in  the event of any stock split, stock dividend, reverse
     ---
stock split, or other change in the number of Mindset Shares outstanding. Immediately after the Closing, no Mindset Share shall be deemed to be outstanding or to have any rights other than those set forth above in this 2(d)(ii) after the Effective Time.

          (iii)  Ecklan  Shares. Each Ecklan Share issued and outstanding at and
                 ---------------
as  of  the  Effective  Time  will  remain  issued  and  outstanding.

     (e)  Procedure  for  Transfer.
          -------------------------

          (i) The transfer and exchange of Mindset Shares for Ecklan Exchange Shares may be effected through an Exchange Agent upon the mutual consent of the Parties and pursuant to an agreement with such Exchange Agent and the Parties.

          (ii)  Ecklan shall pay all charges and expenses of the Exchange Agent.

     3.  Representations  and  Warranties  of  Mindset.  Mindset  represents and
         ----------------------------------------------
warrants to Ecklan that the statements contained in this 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 3), except as set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be
                     ---------------------
arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this 3. For purposes of this 3, the representations and warranties regarding Mindset shall be deemed to apply equally to Ecklan as the predecessor in interest to the business of Mindset.

     (a)  Organization,  Qualification,  and  Corporate  Power.  Mindset  is  a
          -----------------------------------------------------
privately-held, corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada. Mindset is duly authorized to

                                       32


conduct business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Mindset taken as a whole. Mindset has corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. 3(a) of the Disclosure Schedule lists the stockholders, directors and officers of Mindset. By signing this Agreement, Ecklan acknowledges receipt of a copy of Mindset's Articles of Incorporation, bylaws, and minutes, certified by Mindset's secretary to be a true copy of Mindset's Articles of Incorporation, bylaws, and minutes.

     (b) Organization, Qualification, and Corporate Power as of the Closing.  As
         -------------------------------------------------------------------
of the Closing: (i) Mindset shall be a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada; (ii)
Mindset shall be duly authorized to conduct business and shall be in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Mindset taken as a whole; (iii) Mindset shall have full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it; and (iv) 3(b) of the Disclosure Schedule shall be amended to list the directors and officers of each of Mindset.

     (c)  Capitalization  on  the  Closing  Date.  As of the Closing, the entire
          ---------------------------------------
authorized capital stock of Mindset shall consist of 15,000,000 Mindset Shares, of which 7,000,000 Mindset Shares shall be issued and outstanding and no Mindset Shares shall be held in treasury. All of the issued and outstanding Mindset
Shares shall have been duly authorized, validly issued, fully paid, and nonassessable, and shall be held of record by the respective Mindset Stockholders as set forth in 3(b) of the Disclosure Schedule. There shall be no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, or other contracts or commitments that could require Mindset to issue, sell, or otherwise cause to become outstanding any of its capital stock. There shall be no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to Mindset.

     (d)  Authorization  of  Transaction.  Mindset  has full power and authority
          -------------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Mindset, enforceable in accordance with its terms and conditions.

     (e)  Noncontravention.  To  the Knowledge of Mindset, neither the execution
          -----------------
and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which any of Mindset and its Subsidiaries is subject or any provision of the charter or bylaws of any of Mindset and its Subsidiaries. To the Knowledge of Mindset, none of Mindset and its Subsidiaries needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except where the failure to give notice, to file, or to obtain any authorization, consent, or approval would not have a material adverse effect on the financial condition of Mindset and its Subsidiaries taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement. To the Knowledge of Mindset, except as set forth in 3(e) of the Disclosure Schedule, neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Mindset is a party or by which it is bound or to which any of its assets is subject.

     (f)  Brokers' Fees. Mindset has no liability nor obligation to pay any fees
          --------------
or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

     (g)  Title  to  Tangible  Assets.  Mindset  has  good  title to, or a valid
          ----------------------------
leasehold interest in, the material tangible assets they use regularly in the conduct of their businesses.

                                       33


     (h)  Financial  Statements.  On  or  before  the  "Closing  Date"  audited
          ----------------------
consolidated balance sheets and statements of income, changes in stockholders' equity, and cash flow (the "Most Recent Financial Statements") for the period
                              ----------------------------------
from  inception  through  the  fiscal  year  ended  December 31, 2000 (the "Most
                                                                           -----
Recent  Fiscal  Period  ")  for Mindset. The Financial Statements (including the
   ----------------------
notes thereto) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of Mindset as of such dates and the results of operations of Mindset for such periods; provided, however, that the Most Recent Financial
                              ------------------
Statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

     (i)  Events Subsequent to Most Recent Fiscal Period . Since the Most Recent
          ------------------------------------------------
Fiscal Period, there has not been any material adverse change in the financial condition of Mindset taken as a whole. Without limiting the generality of the foregoing, since that date Mindset has not engaged in any practice, taken any action, or entered into any transaction outside the Ordinary Course of Business the primary purpose or effect of which has been to generate or preserve Cash.

     (j)  Legal  Compliance. To the Knowledge of any of the Sellers, Mindset has
          ------------------
complied with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof), except where the failure to comply would not have a material adverse effect upon the financial condition of Mindset taken as a whole.

     (k)  Tax  Matters.
          -------------

          (i) Mindset has filed or will file all Income Tax Returns that it was required to file, and has paid all Income Taxes shown thereon as owing, except where the failure to file Income Tax Returns or to pay Income Taxes would not have a material adverse effect on the financial condition of Mindset taken as a whole.

          (ii) 3(l) of the Disclosure Schedule lists all Income Tax Returns filed with respect to Mindset for taxable periods ended on or before December 31, 1999, indicates whether those Income Tax Returns have been audited, and indicates those Income Tax Returns that currently are the subject of audit. The Sellers have delivered to Ecklan correct and complete copies of all Federal Income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Mindset since December 31, 1998.

          (iii) Mindset has not waived any statute of limitations in respect of Income Taxes or agreed to any extension of time with respect to an Income Tax assessment or deficiency.

          (iv) Mindset is not a party to any Income Tax allocation or sharing agreement.

          (v) To the Knowledge of any of the Sellers, Mindset has not been a member of an Affiliated Group filing a consolidated federal Income Tax Return (other than a group the common parent of which was Mindset).

                                       34


     (l)  Real  Property.
          ---------------

          (i) 3(n)(i) of the Disclosure Schedule lists all real property that Mindset owns, which is none.

          (ii) 3(n)(ii) of the Disclosure Schedule lists all real property leased or subleased to Mindset. The Sellers have delivered to Ecklan correct and complete copies of the leases and subleases listed in 3(n)(ii) of the Disclosure .

     (m) Intellectual Property.  3(m) of the Disclosure Schedule identifies each
         ----------------------
patent or trademark registration which has been issued to any of Mindset with respect to any of its intellectual property, identifies each pending patent application or application for registration which Mindset has made with respect to any of its intellectual property, and identifies each license, agreement, or other permission which any of Mindset has granted to any third party with respect to any of its intellectual property.

     (n) Contracts.  3(n) of the Disclosure Schedule lists all written contracts
         ----------
and other written agreements to which Mindset is a party, the performance of which will involve consideration in excess of $10,000. The Sellers have delivered to Ecklan a correct and complete copy of each contract or other agreement listed in 3(n) of the Disclosure Schedule (as amended to date).

     (o)  Powers  of  Attorney. To the Knowledge of any of Mindset Stockholders,
          ---------------------
there  are  no  outstanding  powers  of  attorney executed on behalf of Mindset.

     (p)  No Undisclosed Liabilities.  Except (i) to the extent disclosed in the
          --------------------------
Disclosure Schedule and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, Mindset has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on Mindset.

     (q)  Litigation.  3(q)  of the Disclosure Schedule sets forth each instance
          -----------
in which any of Mindset (i) is subject to any outstanding injunction, judgment, order, decree, ruling, or charge or (ii) is a party to any action, suit, proceeding, hearing, or investigation of, in, or before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction, except where the injunction, judgment, order, decree, ruling, action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of Mindset taken as a whole.

     (r)  Employee  Benefits.
          -------------------

          (i) 3(r) of the Disclosure Schedule lists each Employee Benefit Plan that Mindset maintains or to which Mindset contributes.

               (A) To the Knowledge of any of the Parties, each such Employee Benefit Plan (and each related trust, insurance contract, or fund), if any, complies in form and in operation in all respects with the applicable requirements of ERISA and the Code, except where the failure to comply would not have a material adverse effect on the financial condition of Mindset taken as a whole.

                                       35


               (B) All contributions (including all employer contributions and employee salary reduction contributions), if any, which are due have been paid to each such Employee Benefit Plan, if any, that is an Employee Pension Benefit Plan.

               (C)  Each  such Employee Benefit Plan that is an Employee Pension
Benefit Plan, if any, has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code 401(a).

               (D) As of the last day of the most recent prior plan year, the market value of assets under each such Employee Benefit Plan which is an Employee Pension Benefit Plan (other than any Multiemployer Plan), if any, equaled or exceeded the present value of liabilities thereunder (determined in accordance with then current funding assumptions).

               (E) With respect to each Employee Benefit Plan that is an Employee Pension Benefit Plan, if any, Mindset has delivered to Ecklan correct and complete copies of the plan documents and summary plan descriptions, the most recent determination letter received from the Internal Revenue Service, the most recent Form 5500 Annual Report, and all related trust agreements, insurance contracts, and other funding agreements which implement each such Employee Benefit Plan.

          (ii) With respect to each Employee Benefit Plan that Mindset or any ERISA Affiliate, if any, maintains or has maintained during the prior six years or to which any of them contributes, or has been required to contribute during the prior six years:

               (A) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any such Employee Benefit Plan (other than routine claims for benefits) is pending, except where the action, suit, proceeding, hearing, or investigation would not have a material adverse effect on the financial condition of Mindset taken as a whole.

               (B) Mindset has not incurred any liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal liability) with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

     (s)     Environmental,  Health,  and  Safety  Matters.
             ----------------------------------------------

          (i) To the Knowledge of any of Mindset Stockholders, Mindset is in compliance with Environmental, Health, and Safety Requirements, except for such noncompliance as would not have a material adverse effect on the financial condition of Mindset taken as a whole.

          (ii)  To the Knowledge of any of Mindset Stockholders, Mindset has not

                                       36


received any written notice, report or other information regarding any actual or alleged material violation of Environmental, Health, and Safety Requirements, or any material liabilities or potential material liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), including any investigatory, remedial or corrective obligations, relating to Mindset or its Subsidiaries or their facilities arising under Environmental, Health, and Safety Requirements, the subject of which would have a material adverse effect on the financial condition of Mindset taken as a whole.

          (iii) This Section 3(s) contains the sole and exclusive representations and warranties of Mindset Stockholders with respect to any environmental, health, or safety matters, including without limitation any arising under any Environmental, Health, and Safety Requirements.

     (t)  Mindset  Shares.  Each  of  Mindset  Stockholders hereby represent and
          ----------------
warrant  to  Ecklan  as  follows:

     (i)     Authorization.  Each  Mindset  Stockholder has all requisite right,
             -------------
power and authority and full legal capacity to execute and deliver this Agreement and to perform his or her obligations hereunder and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Mindset Stockholder, and this Agreement constitutes a legal, valid and binding obligation enforceable against such Mindset Stockholder in accordance with its terms, except as may be limited by bankruptcy, reorganization, insolvency and similar laws of general application relating to or affecting the enforcement of rights of creditors. The failure of the spouse of any Mindset Stockholder to be a party or signatory to this Agreement shall not (A) prevent any such Mindset Stockholder from performing his or her obligations and from consummating the transactions contemplated hereunder and thereunder or (B) prevent this Agreement from constituting the legal, valid and binding obligation of any such Mindset Stockholder enforceable against any such Mindset Stockholder in accordance with its terms.

(ii)     No Conflict.  The execution, delivery and performance of this Agreement
         -----------
by each of Mindset Stockholders does not and will not conflict with or violate any law or governmental order, applicable to such Mindset Stockholder, or conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time, or both, would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of Mindset Shares or on any of the assets or properties of such Mindset Stockholder pursuant to, any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument, obligation or arrangement to which such Mindset Stockholder is a party or by which any of Mindset Shares or any of such assets or properties is bound or affected.

(iii)     Governmental  Consents  and Approvals.  Except as may required by laws
          -------------------------------------
applicable because Ecklan is a public company, the execution, delivery and performance of this Agreement by each of Mindset Stockholders does not and will

                                       37


not require any consent, approval, authorization or other order of, action by, filing with or notification to any governmental authority.

(iv)     Accuracy of Representations and Warranties of the Company.  Each of the
         ---------------------------------------------------------
representations  and  warranties  of  Mindset  are  true  and  correct.

(v)     Ownership.  Each  of  Mindset  Stockholders  owns  the number of Mindset
        ---------
Shares set forth next to such Mindset Stockholder's name on the signature page hereof and such Mindset Stockholder has good and marketable title to such Mindset Shares, free and clear of any encumbrance of any kind. All of Mindset Shares set forth next to each Mindset Stockholder's name on the signature page hereof have been duly authorized, validly issued, and are fully paid and nonassessable and have been accorded full voting rights. There are no voting trusts, stockholder agreements, proxies or other agreements or understandings in effect with respect to the voting or transfer of any of Mindset Shares, or if there are, all votes and consents necessary to authorize all of Mindset
Stockholders to enter into and to perform this Agreement have been given, and all restrictions encumbering the power and authority of Mindset Stockholders to enter into and to perform this Agreement have been waived, and upon delivery of such Mindset Shares at Closing as contemplated herein, Ecklan will own Mindset Shares free and clear of all encumbrances.

     (u)     Certain  Securities Matters. Mindset hereby represents and warrants
             ---------------------------
to  Ecklan  as  follows:

     (i) Each of Mindset Stockholders: (A) is acquiring Ecklan Shares for Mindset Stockholder's own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and Mindset Stockholderis not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) Mindset Stockholder has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of purchasing Ecklan Shares; and (C) Mindset Stockholder has not been solicited to acquire Ecklan Shares by means of general advertising or general solicitation.

                                       38


     (ii) Each of Mindset Stockholders has been furnished with information about and allowed access to Ecklan's business and has had the opportunity to investigate Ecklan's business and to ask questions of and receive answers from Ecklan sufficient to satisfy Mindset Stockholderthat Ecklan's business is reasonably as described by Ecklan .

(iii) Each of Mindset Stockholders understands that at Closing: (A) Ecklan Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder; (B) Ecklan Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (C) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, Ecklan Shares must be held indefinitely. Each of Mindset Stockholdersacknowledges that the reliance of Ecklan upon such exemption from registration is predicated upon the foregoing representations.


     (v) Disclaimer of other Representations and Warranties. Except as expressly
         ---------------------------------------------------
set forth in Section 2 and this Section 3, Mindset Stockholders make no representation or warranty, express or implied, at law or in equity, in respect of Mindset, its Subsidiaries, or any of their respective assets, liabilities or operations, including, without limitation, with respect to merchantability or fitness for any particular purpose, and any such other representations or warranties are hereby expressly disclaimed.

     4.  Representations  and  Warranties of Ecklan as to Public Filings. Ecklan
         ---------------------------------------------------------------
represents that none of the representations and warranties that it has made in its public filings with the SEC or in this Agreement, when read in its entirety, contain or will contain any untrue or misleading statement, or omit or will omit to state any material fact at the Effective Time, or omit or will omit any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made. Ecklan further warrants that, with respect to its obligations herein, it is acting under majority shareholder consent.

     5.  Additional Representations and Warranties of Ecklan . Ecklan represents
         -----------------------------------------------------
and warrants to Mindset that the statements contained in this 5 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this 5), except as set forth in the Disclosure Schedule.The Disclosure Schedule will be arranged in paragraphs corresponding to the numbered and lettered paragraphs contained in this 5.

     (a)  Organization.  Ecklan  is  a  public  corporation  that  trades on the
          -------------
over-the-counter market and is duly organized, validly existing, and in good standing under the laws of the State of Texas. Ecklan is duly authorized to conduct its business and is in good standing under the laws of each jurisdiction where such qualification is required, except where the lack of such qualification would not have a material adverse effect on the financial condition of Ecklan. Ecklan has full corporate power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. 5(a) of the Disclosure Schedule lists the directors and officers of Ecklan.

     (b) Capitalization.  The authorized capital stock of Ecklan consists of 100
         ---------------
million common shares. 22,089,780 common shares are currently issued and outstanding. All of Ecklan Shares to be issued pursuant to the Closing of this Agreement will be duly authorized and, upon Closing, will be validly issued, fully paid, and nonassessable.

     (c)  Authorization  of  Transaction.  Ecklan  has  full power and authority
          -------------------------------
(including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Ecklan, enforceable in accordance with its terms and conditions.

     (d)  Noncontravention.  Neither  the  execution  and  the  delivery of this
          -----------------
Agreement,  nor  the  consummation of the transactions contemplated hereby, will
(i)  violate  any constitution, statute, regulation, rule, injunction, judgment,

                                       39


order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Ecklan is subject or any provision of the charter or bylaws of Ecklan or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument or other arrangement to which Ecklan is a party or by which it is bound or to which any of its assets is subject other than in connection with the provisions of the Hart-Scott-Rodino Act, the Nevada General Corporation Law, the Securities Exchange Act, the Securities Act, and the state securities laws, Ecklan does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement.

     (e)  Brokers' Fees. Ecklan does not have any liability or obligation to pay
          --------------
any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement. In no event shall Mindset, its Subsidiaries or any of Mindset Stockholders be liable or obligated to pay any fees or commissions to any advisor, broker, finder, or agent with respect to the transactions contemplated by this Agreement arising from any liability or obligation of Ecklan with respect to same.

     (f)  Filings with the SEC. Ecklan has made all filings with the SEC that it
          ---------------------
has been required to make under the Securities Act and the Securities Exchange Act (collectively the "Public Reports"). Each of the Public Reports has complied
                       ---------------
with the Securities Act and the Securities Exchange Act in all material respects. None of the Public Reports, as of their respective dates, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Ecklan has delivered to Mindset a correct and complete copy of each Public Report (together with all exhibits and schedules thereto and as amended to date).

     (g) Financial Statements. Ecklan has filed Quarterly Reports on Form 10-QSB
         ---------------------
for  the  fiscal  quarters  ended  September  30,  2000 (the "Most Recent Fiscal
                                                              ------------------
Quarter  End"),  and  an  Annual Report on Form 10-KSB for the fiscal year ended
      -------
December 31, 1999. The financial statements included in or incorporated by reference into these Public Reports (including the related notes and schedules) have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby and present fairly the financial condition of Ecklan as of the indicated dates and the results of operations of Ecklan for the indicated periods.

     (h)  Events  Subsequent  to  Most Recent Fiscal Quarter End. Since the Most
          -------------------------------------------------------
Recent Fiscal Quarter End, there has not been any material adverse change in the business, financial condition, operations, results of operations, or future prospects material adverse change in the financial condition of Ecklan taken as a whole.

     (i)  No Undisclosed Liabilities.  Except (i) to the extent disclosed in the
          --------------------------
Public Reports and (ii) for liabilities and obligations incurred in the ordinary course of business consistent with past practice, Ecklan has not incurred any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that have, or would be reasonably likely to have, individually or in the aggregate, a material adverse effect on Ecklan.

                                       40


     (j)  Litigation.  Except  as  disclosed  to  the  contrary  in  the  Public
          ----------
Reports, there is no suit, claim, action, proceeding, review or investigation pending or, to the knowledge of Ecklan, threatened against or affecting Ecklan which, individually or in the aggregate, is reasonably likely to have a material adverse effect on Ecklan or would, or would be reasonably likely to, materially impair the ability of Ecklan to consummate the transaction contemplated by this Agreement.

     (k)  Compliance  with  Laws.  Except  as  disclosed  to the contrary in the
          ----------------------
Public Reports, Ecklan has complied with all laws, statutes, regulations, rules, ordinances and judgments, decrees, orders, writs and injunctions, of any court or governmental entity relating to any of the property owned, leased or used by them, or applicable to their business, including, but not limited to, equal employment opportunity, discrimination, occupational safety and health, environmental, insurance, regulatory, antitrust laws, ERISA and laws relating to taxes, except to the extent that any such non-compliance would not have a material adverse effect on Ecklan.

     (l)  No  Default.  The business of Ecklan is not being conducted in default
          -----------
or violation of any term, condition or provision of (i) its certificate of incorporation or bylaws or similar organizational documents, or (ii) agreements to which Ecklan is a party, excluding from the foregoing clause (iii) defaults or violations that would not have a material adverse effect on Ecklan and would not, or would not be reasonably likely to, materially impair the ability of Ecklan to consummate transactions contemplated by this Agreement.

     (m)     Certain  Securities  Matters.
             ----------------------------

     (i) Ecklan represents and warrants that (A) Mindset Shares are being acquired by Ecklan for its own account and not with a view to, or for offer or sale in connection with, any distribution thereof, and it is not participating and does not have a participation in any such distribution or the underwriting of any such distribution; (B) Ecklan has sufficient knowledge and experience in financial and business matters and is fully capable of evaluating the merits and risks of purchasing Mindset Shares; and (C) Ecklan has not been solicited to

                                       41


acquire  Mindset Shares by means of general advertising or general solicitation.

(ii) Ecklan has been furnished with information about and allowed access to Mindset's business, books, records, files, and properties and properties and has had the opportunity to investigate Mindset's business and assets and to ask questions of and receive answers from Mindset sufficient to satisfy Ecklan that Mindset's business is reasonably as described by Mindset.

     (iii) Ecklan understands that (A) Mindset Shares are not registered under any applicable federal or state securities law in reliance upon certain exemptions thereunder, (B) Mindset Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act and compliance with applicable state securities laws or the availability of an exemption therefrom; and (C) in the absence of registration under the Securities Act and compliance with applicable state securities laws or an exemption therefrom, Mindset Shares must be held indefinitely. Ecklan acknowledges that the reliance of Mindset upon such exemption from registration is predicated upon the foregoing representations.

     (n)     Market Manipulation.  Ecklan has not, directly or indirectly, taken
             -------------------
any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of its common stock to facilitate the sale or resale of its common stock, in any case in violation of any federal or state securities laws.

     6.  Covenants. The Parties agree as follows with respect to the period from
         ----------
and  after  the  execution  of  this  Agreement.

     (a)  General.  Each  of the Parties will use its reasonable best efforts to
          --------
take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in 7 below).

     (b)  Notices  and  Consents.  Mindset will give any notices (and will cause
          -----------------------
each of its Subsidiaries to give any notices) to third parties, and will use its reasonable best efforts to obtain (and will cause each of its Subsidiaries to use its reasonable best efforts to obtain) any third party consents, that Ecklan reasonably may request in connection with the matters referred to in 3(d) above.

     (c) Regulatory Matters and Approvals. Each of the Parties will (and Mindset
         ---------------------------------
will cause each of its Subsidiaries to) give any notices to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in 3(d) and 5(d) above.

     (d)  Public  Market  for Ecklan Shares. Ecklan will use its best efforts to
          ----------------------------------
remain current in its periodic reports required to be filed with the SEC, so that Ecklan Shares (including without limitation, Ecklan Exchange Shares and underlying shares with respect to warrants and options to be issued pursuant to this Agreement) remain eligible for quotation on the National Association of Securities Dealer's Over the Counter Electronic Bulletin Board (the "OTCBB").

     (e)  Operation  of Business. Mindset will not (and will not cause or permit
          -----------------------
any of its Subsidiaries to) engage in any practice, take any action, or enter into any transaction outside the Ordinary Course of Business. Without limiting the generality of the foregoing:

          (i) none of Mindset and its Subsidiaries will authorize or effect any change in its charter or bylaws, except with respect to the conversion of Mindset from a limited liability company to a corporation as provided in 3(b),
(c)  and  (d)  above.

          (ii) none of Mindset and its Subsidiaries will grant any options, warrants, or other rights to purchase or obtain any of its capital stock or issue, sell, or otherwise dispose of any of its capital stock (except upon the conversion or exercise of options, warrants, and other rights currently outstanding);

          (iii) none of Mindset and its Subsidiaries will declare, set aside, or

                                       42


pay any dividend or distribution with respect to its capital stock (whether in cash or in kind), or redeem, repurchase, or otherwise acquire any of its capital stock, in either case outside the Ordinary Course of Business.

          (iv) none of Mindset and its Subsidiaries will issue any note, bond, or other debt security or create, incur, assume, or guarantee any indebtedness for borrowed money or capitalized lease obligation outside the Ordinary Course of Business;

          (v)  none  of  Mindset  and  its Subsidiaries will impose any Security
Interest  upon  any  of  its  assets  outside  the  Ordinary Course of Business;

          (vi) none of Mindset and its Subsidiaries will make any capital investment in, make any loan to, or acquire the securities or assets of any other Person outside the Ordinary Course of Business; and

          (vii) none of Mindset and its Subsidiaries will commit to any of the foregoing.

     (f)  Full Access. Mindset will (and will cause each of its Subsidiaries to)
          ------------
permit representatives of Ecklan to have full access at all reasonable times, and in a manner so as not to interfere with the normal business operations of Mindset and its Subsidiaries, to all premises, properties, personnel, books, records (including tax records), contracts, and documents of or pertaining to each of Mindset and its Subsidiaries. Ecklan will treat and hold as such any Confidential Information it receives from any of Mindset and its Subsidiaries in the course of the reviews contemplated by this 6(f), will not use any of the Confidential Information except in connection with this Agreement, and, if this Agreement is terminated for any reason whatsoever, agrees to return to Mindset all tangible embodiments (and all copies) thereof which are in its possession.

     (g)  Notice  of Developments. Each Party will give prompt written notice to
          ------------------------
the other of any material adverse development causing a breach of any of its own representations and warranties in 3 and 4 above. No disclosure by any Party pursuant to this 6(g), however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant.

     (h)  Interest  from  Others.  Prior  to  the  satisfaction by Ecklan of the
          -----------------------
conditions to Mindset's obligations to close this transaction, Mindset, its Subsidiaries, and their directors and officers will remain free to participate in any discussions or negotiations regarding any proposal or offer from any Person relating to the acquisition of all or substantially all of the capital stock or assets of any of Mindset and its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange) and to furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing; provided, however, that Mindset, its Subsidiaries and Mindset
            -------------------
Stockholders shall not enter into any agreement with any Person other than Ecklan for the acquisition of Mindset and/or its Subsidiaries or any part thereof unless such agreement is clearly designated as a "back-up contract," subordinated to this Agreement and to be activated only in the event that this Agreement is canceled without Closing by one or both Parties for failure to fulfill the conditions of Closing within the time allowed hereunder.

                                       43


     (i)  Post-Closing  Covenants  of  Ecklan  .
          --------------------------------------

     (i) Upon Closing, Ecklan's board of directors shall elect Mike Sullivan, Scott Walker, Vinay Jatwani to Ecklan's board of directors and the present directors shall resign.

     (ii) Ecklan Corporation shall change its name to Mindset Interactive, Inc, or substantially similar name. The former Private Corporation, Mindset Interactive Inc., will change its name to a name to be determined.

     (iii)  Ecklan  Corporation  shall be reincorporated in the state of Nevada.


7.  Conditions  to  Obligation  to  Close.
    --------------------------------------

     (a)  Conditions  to  Obligation  of  Ecklan.  The  obligation  of Ecklan to
          ---------------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) The representations and warranties set forth in 3 and 4 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) Mindset shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) There shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) Mindset and Mindset Stockholders shall have delivered to Ecklan a certificate to the effect that each of the conditions specified above in 7(a)(i)-(iv) is satisfied in all respects;

          (v) All actions to be taken by Mindset in connection with consummation of the transactions contemplated in this Agreement and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Ecklan; and

     (vi) Ecklan shall be reasonably satisfied with the opinion expressed in the completed audit of Mindset by Ecklan's auditors at Ecklan's expense, that the

                                       44


results are not materially adversely at variance with the unaudited financial information provided to Ecklan by Mindset and that the audit meets the requirements of Regulation S-X of the Securities Act and the Securities Exchange Act.

     (vii) Ecklan shall have obtained the approval of its shareholders for all transactions contemplated by this Agreement, in full compliance with Texas Corporate Law and the rules and regulations of the Securities and Exchange Commission.

     Ecklan may waive any condition specified in this 7(a) if it executes a writing so stating at or prior to the Closing.

     (b)  Conditions  to  Obligation  of  Mindset.  The obligation of Mindset to
          ----------------------------------------
consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

          (i) the representations and warranties set forth in 5 above shall be true and correct in all material respects at and as of the Closing Date;

          (ii) Ecklan shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any judgment, order, decree, stipulation, injunction, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

          (iv) Ecklan shall have delivered to Mindset and Mindset Stockholders a certificate to the effect that each of the conditions specified above in 7(b)(i)-(iii) is satisfied in all respects;

          (v) all actions to be taken by Ecklan in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Mindset and Mindset Stockholders.

     Mindset may waive any condition specified in this 7(b) if it executes a writing so stating at or prior to the Closing.

     8.  Termination.
         ------------

          (a)  Specific  Performance  Subject to (b), (c) and (d), below, Ecklan
               ---------------------
and Mindset each acknowledge and agree that the other parties other would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached, and each of Ecklan and Mindset shall be entitled to enforce specifically this Agreement and the terms and provisions thereof in any action instituted, in addition to any other remedy to which they may be entitled, at law or in equity.

          (b)  Mutual  Consent  the  Parties  may  terminate  this  Agreement by
               ---------------
mutual  written  consent  at  any  time  prior  to  the  Effective  Time.

          (c)  Ecklan Termination  Ecklan may terminate this Agreement by giving
               ------------------
written notice to Mindset at any time prior to the Effective Time: (i) in the event Mindset or Mindset Stockholders has breached any material representation,

                                       45


warranty, or covenant contained in this Agreement in any material respect, Ecklan has notified Mindset of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent under 7(a) hereof (unless the failure results primarily from Ecklan breaching any representation, warranty, or covenant contained in this Agreement).

               (d)  Mindset Termination  Mindset may terminate this Agreement by
                    -------------------
giving written notice to Ecklan at any time prior to the Effective Time (i) in the event Ecklan has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, Mindset has notified Ecklan of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before December 31, 2000, by reason of the failure of any condition precedent under 7(b) hereof (unless the failure results primarily from Mindset breaching any representation, warranty, or covenant contained in this Agreement).

     9.  Miscellaneous.
         --------------

     (a)  Survival.  The  representations  and  warranties  of  the Parties will
          ---------
survive the Effective Time for a period of two years. The covenants of the Parties shall survive the Effective Time for two years, unless a longer period is required by the terms of the particular covenant for it to be fully performed, in which case the covenant shall survive for such period plus 6 months.

     (b) Press Releases and Public Announcements. No Party shall issue any press
         ----------------------------------------
release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing Party will use its reasonable best efforts to advise the other Party prior to making the disclosure).

     (c)  No  Third  Party  Beneficiaries.  This  Agreement shall not confer any
          --------------------------------
rights or remedies upon any Person other than the Parties and Mindset Stockholders and their respective successors and permitted assigns; provided,
                                                                       ---------
however,  that  the  provisions in  2 above concerning issuance of Ecklan Shares
  -----
and certain other provisions concerning certain requirements for a tax-free reorganization are intended for the benefit of Mindset Stockholders.

     (d)  Entire  Agreement. This Agreement (including the documents referred to
          ------------------
herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (e)  Succession  and  Assignment.  This Agreement shall be binding upon and
          ----------------------------
inure to the benefit of the Parties named herein and Mindset Stockholders and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

                                       46


     (f)  Counterparts.  This  Agreement  may  be  executed  in  one  or  more
          -------------
counterparts,  each  of  which  shall  be  deemed  an  original but all of which
         --
together  will  constitute  one  and  the  same  instrument.

     (g) Headings. The section headings contained in this Agreement are inserted
         ---------
for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (h)  Notices.  All  notices,  requests,  demands,  claims,  and  other
          --------
communications  hereunder  will  be  in  writing  and  will  be  effective  when
         ---
hand-delivered or upon delivery if sent by commercial courier service such as Federal Express or Airborne or on the day of delivery or first attempted delivery if sent by first class, postage prepaid, certified United States mail, return receipt requested (whether or not the return receipt is subsequently received), and addressed by the sender:

If  to  Mindset:                         Copy  to:
----------------                         ---------
Mike  Sullivan                             Mahrookh  (Rooky)  Driver
427  East  17th  Street                    2nd  Floor  1260  Hornby  Street
Costa  Mesa,  CA  92627                    Vancouver,  BC,  Canada  V6Z  1W2

If  to  Ecklan  :                         Copy  to:
-----------------                         ---------
Pete  Chandler                          Karl  E.  Rodriguez,  Esq.
President                               34700  Pacific  Coast  Hwy,  Suite  303
Ecklan  Corporation.                    Dana  Point,  CA  92624
24843  Del  Prado,  Suite  318
Dana  Point,  CA  92629

If  to  Mindset  Stockholders:
------------------------------

At the address for each as set forth next to the name of each on the signature page hereof.

Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Regardless of the method of delivery, any written notice, request, demand, claim, or other communication actually received by a party hereto shall be effective on the date of receipt. Any party hereto, from time to time, may change his or her or its address to which notice is to be sent pursuant hereto by sending a notice of such change in conformity with the fore-going requirements to the other parties to the other parties to this Agreement.

     (i)  Governing  Law.  This  Agreement shall be governed by and construed in
          --------------
accordance with the domestic laws of the State of Nevada without giving effect to any choice or conflict of law provision or rule (whether of the State of Nevada or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Nevada.

     (j) Amendments and Waivers. The Parties may mutually amend any provision of
         -----------------------
this Agreement at any time prior to the Effective Time with the prior authorization of their respective boards of directors; provided, however, that

                                       47


                                                         -----------------
any amendment effected subsequent to stockholder approval will be subject to the restrictions contained in the Florida General Corporation Law. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by both of the Parties. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (k)  Severability.  Any term or provision of this Agreement that is invalid
          -------------
or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (l)  Expenses.  Each  of  the  Parties will bear its own costs and expenses
          ---------
(including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (m)  Construction. The Parties have participated jointly in the negotiation
          -------------
and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" shall mean including without limitation.

     (n)  Incorporation  of  Exhibits  and Schedules. The Exhibits and Schedules
          -------------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.

                                       48


(o)  Facsimile Signatures.  Execution and delivery of this Agreement by exchange
     --------------------
of facsimile copies bearing the facsimile signature of a party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                         MINDSET  INTERACTIVE,  INC.



                         By:/S/Mike Sullivan
                              Mike  Sullivan,  Officer  and  Director



                         ECKLAN  CORPORATION



                         By:_/s/Pete Chandler
                              Pete  Chandler,  President  and  Director



                         MINDSET  STOCKHOLDERS



                         By:/s/Mike Sullivan
                              Mike  Sullivan



                         /s/Scott Walker
                              Scott  Walker



                         /s/Vinay Jatwan
                            Vinay  Jatwani

                                       49


Disclosure  Schedule  -  Section  3(b)



                            MINDSET INTERACTIVE, INC.

                                SHAREHOLDER LIST


Mark  Morris               200,000
Stephanie  Barnum          150,000
Beverly  Barnum             25,000
Richard  Walton             10,000
Jerry  Walsh                20,000
Jill  Tolentino             15,000
Heidi  Moreno                5,000
Kevin  Lau                   2,500
Scott  Bendrook              5,000
Erika  Villaraza             3,000
Thad  Kiggins                2,500
Linna  Zha                  10,000
Stacey  North                5,000
Mike  Sullivan           2,195,025
Scott  Walker            2,195,025
Vinay  Jatwani           1,881,450
Ned  Kane                   50,000
Carl  Banks                 75,000
Ian  Marlowe                25,000
Chris  Vaurankia            10,000
Stan  Feingold              75,000
Brian  Lebrecht             25,000
Jack  Becker                 5,000
Jimmy  Walsh                 5,000
J.  Namath                   5,000
Jamie  M.                      500
___________________________________
TOTAL                    7,000,000

                                       50


--------------------------------------------------------------------------------
                                     Annex B
                        REGISTRATION STATEMENT FOR ECKLAN
                                 ON FORM 10-SB-A2
--------------------------------------------------------------------------------

                                       51


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 10-SB-A2




                   GENERAL FORM FOR REGISTRATION OF SECURITIES

        PURSUANT TO SECTION 12 (G) OF THE SECURITIES EXCHANGE ACT OF 1934


                               ECKLAN CORPORATION

Texas                                                                 91-1906973
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-9561


The  following  Securities are to be registered pursuant to Section 12(g) of the
Act:


                                  Common Stock

                                   11,626,200

                                 April 15, 2000

     The EXHIBIT INDEX is located at page 27 of this Registration Statement

                                       52


--------------------------------------------------------------------------------
                                     PART I
                            Item 1. Business:  SB 101
--------------------------------------------------------------------------------

                          UNNUMBERED ITEM: INTRODUCTION

     This registration statement was voluntarily filed pursuant to Section 12(g) of the Securities Exchange Act of 1934, in order to comply with the requirements of National Association of Securities Dealers for submission for quotation on the Over-the-Counter Bulletin Board, often called "OTCBB". This Registrant's common stock is not presently quoted on the OTCBB or elsewhere and has never traded in brokerage transactions. The requirements of the OTCBB are that the financial statements and information about the Registrant be reported periodically to the Commission and be and become information that the public can access easily. This issuer wishes to report and provide disclosure voluntarily, and will file periodic reports in the event that its obligation to file such reports is suspended under the Exchange Act. If and when this 1934 Act Registration is effective and clear of comments by the staff, this issuer will be eligible for consideration for the OTCBB upon submission of one or more NASD members for permission to publish quotes for the purchase and sale of the shares of the common stock of the issuer.

     This Registrant may be the subject of a "Reverse Acquisition". A reverse acquisition is the acquisition of a private ("Target") company by a public ("Registrant") company, by which the private company's shareholders acquire control of the public company. While no negotiations are in progress, and no potential targets have been identified, the business plan of this Registrant is to find such a target or targets, and attempt to acquire them for stock. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of common stock of this Registrant for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure and reliance on the businesses and assets to be acquired, and not upon the present condition of this Registrant.

     THIS AMENDED FORM 10-SB-A2 is filed after the effectiveness of our 1934 Act Registration, for the purpose of correcting typographical mistakes, and errors in describing the number of shares issued, in Item 1, Part 1, and in Item 8, Description of Securities.



                        ITEM 1.  DESCRIPTION OF BUSINESS.


 (A)  BUSINESS  DEVELOPMENT.

      (1) FORM AND YEAR OF ORGANIZATION. This Corporation ("the Registrant") was duly incorporated in Texas on March 25, 1998, with the intention of initiating a computer data base for sellers of small private businesses. The primary strategy was to solicit, through all means at its disposal, computer listings from sellers of private businesses and then to expose this data base to as large a group of potential buyers as possible. Management proposed its intention to disseminate its data base of listings of businesses and the important features of its industry. It would also include income, expense and profit figures which are representative, through computer networks, direct mail and personal contact, principally to independent business brokers and lists of opportunity seekers.

     6,924,800 shares were issued to six Organizers, on March 25, 1998. These were new investment shares, issued pursuant to Section 4(2) of the Securities Act of 1933, and were, when issued, Restricted Securities, as defined in Rule 144(a).

      On that date, the Registrant authorized a limited offering of 5,000,000 shares at $0.05. The offering closed June 25, 1998, 4,680,000 shares having been

                                       53


placed, to 22 sophisticated investors, pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. Shares issued pursuant to this Rule were not Restricted Securities as defined by Rule 144(a) when issued.

     On July 8, 1998 we issued 5,200 shares to 26 sophisticated investors, pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. Shares issued pursuant to this Rule were not Restricted Securities as defined by Rule 144(a) when issued.

     On February 11, 1999, we issued 6,200 shares to a single unrelated sophisticated corporate investor, Vegas Publications, Inc, originally pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. We have since determined that these 6,200 shares are now Restricted Securities, having been re-issued on April 5, 1999, pursuant to section 4(2) of the 1933 Act.

     On February 1, 2000, we issued 10,000 shares, 5,000 each to our two officers.

     The following table summarizes the total common stock issued and outstanding, of 11,626,200 shares. It corrects the 1,000 share discrepancy, it provides a further analysis and breakdown, and reflects the recent issuance to our Officers.

Series      Issuances/Exemptions from 1933 Act                    Restricted  Unrestricted
                                                                  Shares      Shares
  1         Founders shares, at par value, for organizational
            costs to six founders [Sec. 4(2)] restricted           5,994,800       930,000
  2         Sophisticated investors (Rule 504)                                   4,680,000
  3         Sophisticated investors (Rule 504)                                       5,200
  4         Sophisticated investor Section 4(2) restricted: re-
            transferred to 31 of its subscribers                       6,200
  5         Issuance to Officers February 1, 2000 4(2)                10,000
 SubTotals                                                         6,011,000     5,615,200
 1-5        Total Common Stock Issued and Outstanding                    11,626,200
==========  ==============================================================================

     Throughout the fall of 1998, Mr. Sifford continued, making a survey of available and proposed competitive Internet financial services and accessible information. By mid winter of 1998, the Company's resources were exhausted, and management's decision was necessary o seek an additional offering. By summer of 1999 had become clear that Internet access to a wide range of information was increasingly available, that large and successful promotions of Internet services were then available and coming on-line, and that a further offering to raise funds for such an ambitious project could not be justified in good conscience, in view of increasing competitive factors. Accordingly, the Company abandoned its original business plan.

     This Registrant was not a "Blank Check Company", commonly called a "Blind Pool", as referred to in either Rule 419 or Rule 504, at any time its founders or others were offered, purchased or acquired the outstanding securities of this Registrant. After abandoning its business plan, it became a company whose business plan was to find a profitable business combination. As a practical matter, the Registrant is required to register its common stock pursuant to
Section 12(g) of the 1934 Act, and to pursue acceptance for quotation on the OTCBB if it is to have any chance to compete with other issuers or registrants,

                                       54


for business combinations by reverse acquisition. Substantially all of its non-affiliate owned shares have become or were from issuance free of restriction in conformity with Rule 144, and might be resold in brokerage transactions, in compliance with that Rule, if and when the common stock of this Registrant might become qualified for quotation and trading on the OTCBB. There are no lock-up or shareholder pooling agreements between or among shareholders of this Registrant. All shares are owned and controlled independently by the persons to whom they are issued. This Registrant has no Internet address.

      (2) BANKRUPTCY, RECEIVERSHIP OR SIMILAR PROCEEDING. None from inception to date.


 (B) BUSINESS OF THE REGISTRANT. This Company has no current business. Its business plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. It has no day to day operations at the present time. Its officers and directors devote only insubstantial time and attention to the affairs of this issuer at the present time, for the reason that only such attention is presently required. Management has adopted a conservative and patient policy of seeking opportunities of exceptional quality, in management's view, and to accept that it may have to wait longer, as a result, before consummating any transactions to create profitability for its shareholders. Management recognizes that the higher the standards it imposes upon itself, the greater may be its competitive disadvantage with other more attractive companies acquiring interests or entities.

     LIMITED SCOPE AND NUMBER OF POSSIBLE ACQUISITIONS: The Company does not intend to restrict its consideration to any particular business or industry segment, and the Company may consider, among others, finance, brokerage, insurance, transportation, communications, research and development, service, natural resources, manufacturing or high-technology. Of course, because of the Company's limited resources, the scope and number of suitable candidate business ventures available will be limited accordingly, and most likely the Company will not be able to participate in more than a single business venture. Accordingly, it is anticipated that the Company will not be able to diversify, but may be limited to one merger or acquisition because of limited financing. This lack of diversification will not permit the Company to offset potential losses from one business opportunity against profits from another. To a large extent, a decision to participate in a specific business opportunity may be made upon management's analysis of the quality of the other firm's management and personnel, the anticipated acceptability of new products or marketing concepts, the merit of technological changes and numerous other factors which are difficult, if not impossible, to analyze through the application of any objective criteria. In many instances, it is anticipated that the historical operations of a specific firm may not necessarily be indicative of the potential for the future because of the necessity to substantially shift a marketing approach, expand operations, change product emphasis, change or substantially augment management, or make other changes. The Company will be dependent upon the management of a business opportunity to identify such problems and to implement, or be primarily responsible for the implementation of, required changes. Because the Company may participate in a business opportunity with a newly organized firm or with a firm which is entering a new phase of growth, it should be emphasized that the Company may incur further risk due to the failure of the target's management to have proven its abilities or effectiveness, or the failure to establish a market for the target's products or services, or the failure to prove or predict profitability.

     PROBABLE INDUSTRY SEGMENTS FOR ACQUISITION. While the Company does not intend to rule out its consideration to any particular business or industry segment, Management has determined to focus its principal interest in evaluating development stage companies in the electronic commerce, high-technology, communication technologies, information services and internet industry segments. It is nevertheless possible that an outstanding opportunity may develop in other industry segments, such as finance, brokerage, insurance, transportation, communications, research and development, service, natural resources, manufacturing or other high-technology areas.

                                       55


     REPORTING UNDER THE 1934 ACT. Following the effectiveness of this 1934 Act Registration of the common stock of this Registrant, certain periodic reporting requirements will be applicable. First and foremost, a 1934 Registrant is required to file an Annual Report on Form 10-K or 10-KSB, 90 days following the end of its fiscal year. The key element of such annual filing is Audited Financial Statements prepared in accordance with standards established by the Commission. A 1934 Act Registrant also reports on the share ownership of affiliates and 5% owners, initially, currently and annually. In addition to the annual reporting, a Registrant is required to file quarterly reports on Form 10-Q or 10-QSB, containing audited or un-audited financial statements, and reporting other material events. Some events are deemed material enough to require the filing of a Current Report on Form 8-K. Any events may be reported currently, but some events, like changes or disagreements with auditors, resignation of directors, major acquisitions and other changes require aggressive current reporting. All reports are filed and become public information. The practical effects of the foregoing requirements on the criteria for selection of a target company are two-fold: first, the target must have audited or auditable financial statements, and the target must complete an audit for filing promptly upon the consummation of any acquisition; and, second, that the target management must be ready, willing and able to carry forth those reporting requirements or face de-listing from the OTCBB, if listed, and delinquency and possible liability for failure to report.

     TRANSACTIONS WITH MANAGEMENT. There is no present or foreseeable potential that this Registrant will acquire a target business or company in which its present management or principal shareholder, or affiliates, have an ownership interest. Consideration has been given to corporate policy in this regard, and it has been determined not to permit any transaction in other than an arm's length acquisition of business assets owned and controlled by unrelated third party interests. The basis for this policy is two fold: first, that related party transactions are unnecessary in the judgment of management and involve risks not necessary to invite; and second that related party transactions do not offer the potential profitability for shareholders, that management believes exists presently in the market place for public issuers amenable to reverse merger transactions.

     FINDERS FEE FOR MANAGEMENT. No finder's fees will be payable to Management in connection with any forseeable reverse acquisition. Management is identified with the principal shareholder. The Principal Shareholder's remaining share ownership following any reverse acquisition, and the Principal Shareholder might be expected to sell its controlling interest for consideration from the acquiring shareholders of the acquisition target. Depending on the quality of the target company, the principal shareholder may sell all, some or none of the control block, as matters for arm's length deal-making, when it comes to that stage. Additionally, the Principal Shareholder is the Principal Consultant and provides, has provided and may provide corporate services to the Registrant, billable hourly in an established and customary manner. No finders fees, commissions or other bonuses to Management, Principal Shareholder, or affiliates, for securing or in connection with any acquisition, will be paid or payable, as a matter of both current economic conditions and corporate policy. Management has determined that in its view of the current market for such transactions, such fees or bonuses are not justifiable.

     LOAN FINANCING NOT ANTICIPATED. There are no foreseeable circumstances under which loan financing will be sought or needed during Registrant's present development stage.

     DEPENDENCE ON MANAGEMENT. This Company is required to rely on Management's skill, experience and judgement, both in regard to extreme selectivity, and in any final decision to pursue any particular business venture, as well as the form of any business combination, should agreement be reached at some point to acquire or combine. Please see Item 2 of this Part, Managements Discussion and Analysis or Plan of Operation, and also Item 7 of this Part, Certain Relationships and Related Transactions.

      (1)  PRINCIPAL  PRODUCTS  OR  SERVICES  AND  THEIR  MARKETS.  None.

                                       56


      (2)  DISTRIBUTION  METHODS  OF  THE  PRODUCTS  OR  SERVICES.  None.

      (3)  STATUS  OF  ANY  PUBLICLY  ANNOUNCED  NEW  PRODUCT  OR SERVICE. None.

      (4) COMPETITIVE BUSINESS CONDITIONS AND THE SMALL BUSINESS ISSUER'S COMPETITIVE POSITION IN THE INDUSTRY. Other better capitalized firms are engaged in the search for acquisitions or business combinations which firms may be able to offer more and may be more attractive to acquisition candidates. This Registrant became a candidate for reverse acquisition transactions only this past May. Management, in evaluating market conditions and unsolicited proposals, has formed the estimate that the selection of a business combination is probable within the next twelve to eighteen months. There is no compelling reason why this Registrant should be preferred over other reverse-acquisition public corporation candidates. It has no significant pool of cash can offer no capital formation incentive for its selection. It has a limited shareholder base insufficient for acquisition target wishing to proceed for application to NASDAQ. In comparison to other "public shell companies" this Registrant is unimpressive, in the judgement of management, and totally lacking in unique features which would make it more attractive or competitive than other "public shell companies". While management believes that the competition of other "public shell companies" is intense and growing, it has no basis on which to quantify its impression. Please See the Item 2 of this part, Management
Discussion  and  Analysis,  for  more  information  and  disclosure.

     This Registrant is not actively engaged in its intended search to find a business partner, and its management has resolved to allow such time as may be required to find an opportunity of superior value and potential. Notwithstanding the confidence of management in its knowledge, skill and that of its consultants and principal shareholder, there can be no assurance that this issuer will prove competitively attractive to the kinds of transactions it seeks. As a practical matter, the search cannot begin until this Registrant has qualified its common stock for trading on the OTCBB. Please see Management's Discussion and Analysis,
Item 2 of this part, for an expanded discussion of these and related subjects of disclosure.


      (5) SOURCES OF AND AVAILABILITY OF RAW MATERIALS AND THE NAMES OF PRINCIPAL SUPPLIERS. Not Applicable

      (6)  DEPENDENCE  ON  ONE  OR  A  FEW  MAJOR  CUSTOMERS.  Not  Applicable

      (7) PATENTS, TRADEMARKS, LICENSES, FRANCHISES, CONCESSIONS, ROYALTY AGREEMENTS OR LABOR CONTRACTS. None.

      (8) NEED FOR ANY GOVERNMENT APPROVAL OF PRINCIPAL PRODUCTS OR SERVICES AND STATUS. Not Applicable


      (9) EFFECT OF EXISTING OR PROBABLE GOVERNMENTAL REGULATIONS ON THE BUSINESS. Not Applicable. However, this issuer would expect to maintain its corporate status with the State of its incorporation, and would file its tax returns and reports required to be filed with the Commission. This issuer wishes to report and provide disclosure voluntarily, and will file periodic reports in the event that its obligation to file such reports is suspended under the Exchange Act. If and when this 1934 Act Registration is effective and clear of comments by the staff, this issuer will be eligible for consideration for the OTCBB upon submission of one or more NASD members for permission to publish quotes for the purchase and sale of the shares of the common stock of the issuer. In connection with such submission and any continuation on the OTCBB, this Registrant would expect to comply with NASD regulations, to the extent that any such regulations are applicable to the conduct of the Registrant's affairs.

                                       57


      (10) ESTIMATE OF AMOUNT SPENT ON RESEARCH AND DEVELOPMENT IN EACH OF LAST TWO YEARS. None.

      (11)  COSTS  AND  EFFECTS  OF  COMPLIANCE  WITH  ENVIRONMENTAL  LAWS.  Not
Applicable

      (12) NUMBER OF TOTAL EMPLOYEES AND FULL-TIME EMPLOYEES. None. The Registrant has two Officers not classified as employees.

      (13) YEAR 2000 COMPLIANCE, EFFECT ON CUSTOMERS AND SUPPLIERS. None. The issuer has no computers or digital equipment of its own, no suppliers or customers. Accordingly, the issuer has determined that it is faced with no year 2000 compliance issues other than those shared by the public in general.Item 2. MD&A SB 303

--------------------------------------------------------------------------------
     ITEM  2.  MANAGEMENTS  DISCUSSION  AND  ANALYSIS  OR  PLAN  OF  OPERATION.
--------------------------------------------------------------------------------

 (A) PLAN OF OPERATION. This Registrant has no current business. Its business plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders.

      (1) PLAN OF OPERATION FOR THE NEXT TWELVE MONTHS. The Registrant has no plans to pursue its business plan before obtaining quotability on the OTCBB. It is foreseeable that it might begin to search in the first half of 2000, and may or may not find a target within the next twelve months.

           (I) CASH REQUIREMENTS AND OF NEED FOR ADDITIONAL FUNDS, TWELVE MONTHS. This Company has no immediate or forseeable need for additional funding, from sources outside of its circle of shareholders, during the next twelve months. The expenses of its audit, legal and professional requirements, including expenses in connection with this 1934 Act Registration of its common stock, may be advanced by its management and principal shareholder, if required. No significant cash or funds are required for its Management to evaluate possible transactions. No such activity is expected for at least the next six months.

     Reference is made to Note 3, Development Stage Company, of the Registrant's Audited Financial Statements: The Company is a development stage companyIt is concentrating substantially all of its efforts in raising capital and developing its business operations in order to generate significant revenues. The Registrant has no present business or business plan other than to seek a profitable business combination, most likely in a reverse acquisition or similar transaction. Accordingly, its plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. The issuer will eventually concentrate on selecting a business combination candidate. No current fund raising programs are being conducted or contemplated before merger, acquisition or combination is announced, and then any such capital formation would be offered to investors based upon the assets and businesses to be acquired, and not on this Registrant in its present condition, without businesses, revenues, or income producing assets.

     In the event, contrary to the expectation of management, that no combination is made within the next twelve to eighteen months, this issuer may be forced to effect some advances from its Principal Shareholder, for costs involved in maintenance of corporate franchise and filing reports as may be required, when and if this 1934 Act registration is effective. Should this become necessary, the maximum amount of such advances is estimated not to exceed $20,000.00. No agreement by the Principal shareholder to make such advances is in place, and no guarantee can presently be given that additional funds, if needed, will be available. It is by far more likely that advances will take the form of providing services on a deferred compensation basis. Should further auditing be required, such services by the Independent Auditor may not be the subject of deferred compensation. The expenses of independent Audit cannot be deferred or compensated in stock or notes, or otherwise than direct payment of invoices in cash.

     This Registrant does not anticipate any contingency upon which it would voluntarily cease filing reports with the SEC, even though it may cease to be

                                       58


required to do so. It is in the compelling interest of this Registrant to report its affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when the Registrant's intended application for submission be effective.

           (II)  SUMMARY  OF  PRODUCT  RESEARCH  AND  DEVELOPMENT.  None.

           (III) EXPECTED PURCHASE OR SALE OF PLANT AND SIGNIFICANT EQUIPMENT. None.

           (IV)  EXPECTED  SIGNIFICANT  CHANGE IN THE NUMBER OF EMPLOYEES. None.

 (B)  DISCUSSION  AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

           (I) OPERATIONS AND RESULTS FOR THE PAST TWO FISCAL YEARS. None. This Company was incorporated on March 25, 1998 and has had no operations to date. It has incurred only organizational and administrative expenses, without revenues, to date.

           (II) FUTURE PROSPECTS. The Company is unable to predict when it may participate in a business opportunity. The reason for this uncertainty arises from its limited resources, and competitive disadvantages with respect to other public or semi-public issuers, and uncertainties about compliance with NASD requirements for trading on the OTCBB. Notwithstanding the foregoing cautionary statements, assuming the continuation of current conditions, this issuer would expect to proceed to select a business combination within no sooner than six months nor longer than eighteen months. It cannot attract a partner before it can effect quotation of its common stock on the OTCBB.

 (C) REVERSE ACQUISITION CANDIDATE. The Registrant is searching for a profitable business opportunity. The acquisition of such an opportunity could and likely would result in some change in control of the Registrant at such time. This would likely take the form of a reverse acquisition. That means that this issuer would likely acquire businesses and assets for stock in an amount that would effectively transfer control of this issuer to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by this issuer in form, but would be an acquisition of this issuer in substance. Capital formation issues for the future of this Registrant would arise only when targeted business or assets have been identified. Until such time, this Registrant has no basis upon which to propose any substantial infusion of capital from sources outside of its circle of affiliates.

     Targeted acquisitions for stock may be accompanied by capital formation programs, involving knowledgeable investors associated with or contacted by the owners of a target company. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of common stock of this Registrant for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure of and reliance on the businesses and assets to be acquired, and not upon the present or future condition of this Registrant as without revenues or assets.

--------------------------------------------------------------------------------
                        ITEM 3.  DESCRIPTION OF PROPERTY.
--------------------------------------------------------------------------------

     The Registrant has no property and enjoys the non-exclusive use of offices and telephone of its officers, attorneys and principal shareholder.

                                       59


--------------------------------------------------------------------------------
    ITEM 4.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.
--------------------------------------------------------------------------------

 (A) SECURITY OWNERSHIP OF MANAGEMENT. To the best of Registrant's knowledge and belief the following disclosure presents the total beneficial security ownership of all Directors and Nominees, naming them, and by all Officers and Directors as a group, without naming them, of Registrant, known to or discoverable by Registrant. Please refer to explanatory notes if any, for clarification or additional information.

 (B) SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. To the best of Registrant's knowledge and belief the following disclosure presents the total security ownership of all persons, entities and groups, known to or discoverable by Registrant, to be the beneficial owner or owners of more than five percent of any voting class of Registrant's stock. Please refer to explanatory notes if any, for clarification or additional information.

                                    TABLE A/B
                                  COMMON STOCK
                 OFFICERS AND DIRECTORS AND OWNERS OF 5% OR MORE

 Name and Address of Beneficial         Actual            %  Attributed       %
Owner                                   Ownership            Ownership
Pete Chandler (1) President                  5,000     0.04   6,004,800   51.65
430 4th Street
Ogden UT 84404
Pam Alexander (1) Secretary                  5,000     0.04   6,004,800   51.65
85 Nightingale
Aliso Viejo CA 92656
All Officers and Directors as a Group       10,000     0.00   6,004,800   51.65
======================================  ==========  =======  ==========  ======
J. Dan Sifford Jr. (1)                   5,994,800    51.56   5,994,800   51.56
                                                             ==========  ======
3131 South West Freeway, #42
Houston, TX  77098
Charles J. Blomme & Deborah A.             600,000     5.16
Schlichting
7019 Kerry Road
Edina MN 55439
Barbara Abramson and Sherry Abramson       600,000     5.16
520 County Road 151
Florence AL 35633
Guarantee & Trust Co. TTEE FBO             800,000     6.88
Donald J. Vogel-IRA
Acct. #830-93380-13
NationsBanc Montgomery Securities
600 Montgomery Street
San Francisco CA 91111-2777
R & L Enterprise                           990,000     8.52
3727 Kingston Drive
Bismarck ND 58501
Total Other 5% Owners                    8,984,800    77.28
TOTAL other AFFILIATES                   8,984,800    77.28
Total Shares Issued and Outstanding     11,626,200   100.00
======================================  ==========  =======

                                       60


(1) In the foregoing table, the share ownership of each of the listed shareholders are attributed to and each other and to all of them. The reason for this attribution is that the Officers and Directors are nominees of the Principal Shareholder. Please see Item 7, Relationships and Transactions, for more disclosure.

 (C) CHANGES IN CONTROL. There are no arrangements known to Registrant, including any pledge by any persons, of securities of Registrant, which may at a subsequent date result in a change of control of the Registrant. The Registrant will search for a profitable business opportunity in the future. Such an acquisition of such an opportunity could and likely would result in some change in control of the Registrant at such time. This would likely take the form of a reverse acquisition. That means that this issuer would likely acquire businesses and assets for stock in an amount that would effectively transfer control of this issuer to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by this issuer in form, but would be an acquisition of this issuer in substance.


--------------------------------------------------------------------------------
     ITEM 5.  DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS.
--------------------------------------------------------------------------------

     The following persons are the Directors of Registrant, having taken office from the inception of the issuer, to serve until their successors might be elected or appointed. The time of the next meeting of shareholders has not been determined and is not likely to take place before a targeted acquisition or combination is determined.

     Pete Chandler, President/Director was born and raised in Northern Utah, where he received a Bachelor of Science Degree from Weber State University, in finance and business administrations. He also attended DeVry Institute of Technology in Phoenix Arizona, where he studied computer information and accounting systems. He serves as Director of Research & Finance, for Corporate Relations & Management, Inc., from August 1999 and presently. From February 1997 until August 1999, he served as financial markets liaison to Jordan Richards Associates. From October 1994 until October 1996, he was an investment consultant to Everen Securities. From January 1, 1994 to October 1994, he was an agent for New York Life Insurance Company. From August 1993 to December 1993, he was a sales and leasing representative for Freeway Oldsmobile, Cadillac, Mazda. Mr. Chandler is a Board Member of the Foster Care Citizens Board.

     Pam Alexander, Secretary/Treasurer since inception, has served in managerial and supervisory positions in the communications and computer industry for more than fifteen years. With Simple Technology, since 1996, she set up and organized a subsidiary company of wholesale computer components to distribute through the reseller channel. Her administrative responsibilities included hiring of sales and support staff, specifying and purchasing of equipment, designing and creating a customer service department and a customer service program designed to assist customers achieve optimum performance from their products and programs. Her marketing responsibilities covered all phases of the process including the creation of lead generation programs, the establishment of end user educational seminars to reinforce product credibility and resolve networking problems. She is responsible for all customer service support and educating resellers at all levels about new and emerging technology.

     J. Dan Sifford, Jr., is the principal shareholder of the Registrant since its inception. He grew up in Coral Gables, Florida, where he attended Coral Gables High School and the University of Miami. After leaving the University of Miami, Mr. Sifford formed a wholesale consumer goods distribution company which operated throughout the southeastern United States and all of Latin America. In 1965, as an extension of the operations of the original company, he founded Indiasa Corporation (Indiasa), a Panamanian company which was involved in supply

                                       61


and financing arrangements with many of the Latin American Governments, in particular, their air forces and their national airlines. As customer requirements dictated, separate subsidiaries were established to handle specific activities. During each of the past five years he has served as President of Indiasa, which serves only as a holding company owning: 100% of Indiasa Aviation Corp. (a company which owns aircraft but has no operations); 100% of Overseas Aviation Corporation (a company which owns Air Carrier Certificates but has no operations); 50% of Robmar International, S.A. (a company operates a manufacturing plant in Argentina and Brazil, but in which Mr. Sifford holds no office). In addition to his general aviation experience, Mr. Sifford, an Airline Transport rated pilot, has twenty two years experience in the airline business, and is currently the President of Airline of the Virgin Islands, Ltd. a commuter passenger airline operating in the Caribbean, and has been its president continuously during each of the past five years.

     For the past several years Mr. Sifford has served as United States Managing Director of Intrepid International, S.A. a Panama Corporation, providing consulting services to international private companies in approaching the United States public market place for products, financing and securities.

      Mr. Sifford is not and has never been a broker-dealer. He has acted primarily as consultant, and in some cases has served as an interim officer and director of public companies in their development stage. The following disclosure identifies those public companies: Air Epicurean, Inc., All American Aircraft, Earth Industries, Ecklan Corporation, EditWorks, Ltd., Market., Market Formulation & Research, Inc., NetAir.com, Inc., NSJ Mortgage Capital Corporation, Inc., North American Security & Fire, Oasis 4th Movie Project, Professional Recovery Systems, Inc., Richmond Services, Inc., Telecommunications Technologies, Ltd., and World Staffing II, Inc. Of these last mentioned companies, he is currently serving in this Registrant, in Ecklan Corporation, in Oasis Entertainment's 4th Movie Project, in Richmond Services, Inc, NetAir.com, Inc. and in Editworks Ltd.

--------------------------------------------------------------------------------
                        ITEM 6.  EXECUTIVE COMPENSATION.
--------------------------------------------------------------------------------

     There is no present program of executive compensation, and no plan or compensation is expected to be adopted or authorized at any time before an acquisition is effected. Present management is not expected to be the subject of such compensation then. Such future plan of compensation as may be adopted after acquisition would be expected to encompass new management and not present management. Present management has indicated previously that it will not be compensated by any finders fees or other indirect compensation for its services as management on behalf of shareholders. Management is beneficially interested in the share ownership of the principal shareholder and expects to profit thereby, and only thereby, upon effecting a profitable acquisition for the benefit of all shareholders.

--------------------------------------------------------------------------------
            ITEM 7.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.
--------------------------------------------------------------------------------

     J. Dan Sifford is the Incorporator and Principal Shareholder of the Registrants. The Officers and Directors of the Registrant are Mr. Sifford's nominees. Note 4 of the Audited Financials states: This Registrant loaned Intrepid International, a shareholder, $40,000 during the year ended December 31, 1998. The note is non-interest bearing, unsecured and due within one year. The balance of the note at June 30, 1999, and December 31, 1998 is $40,000. The Company also paid this shareholder $35,537 for services and travel rendered during 1998. While the information as stated in the note is correct in all other particulars, Intrepid International is not a shareholder of this Registrant. Mr. Sifford is, however an officer and affiliate of Intrepid International, such that these are related-party transactions. The payments to Intrepid represent reimbursement for Intrepid's advances for Auditing the Registrant, and for legal and professional services incurred in connection with incorporation, filing fees, the Offering of May 25-August 25, 1998, and in connection with submission to the Pink Sheets for quotation of the Registrant's common stock. As of the date of this Registration Statement, the Registrant's

                                       62


common stock has not been approved for trading on the Pink Sheets, and remains in comment correspondence with the National Association of Securities Dealers.

--------------------------------------------------------------------------------
                       ITEM 8.  DESCRIPTION OF SECURITIES.
--------------------------------------------------------------------------------

THE REGISTRANT'S CAPITAL AUTHORIZED AND ISSUED. The Registrant is authorized to issue 50,000,000 shares of a single class of Common Voting Stock, of par value $0.001, of which 11,626,200 shares are issued and outstanding.

COMMON STOCK. All shares of Common Stock when issued were fully paid for and nonassessable. Each holder of Common Stock is entitled to one vote per share on all matters submitted for action by the stockholders. All shares of Common Stock are equal to each other with respect to the election of directors and cumulative voting is not permitted; therefore, the holders of more than 50% of the outstanding Common Stock can, if they choose to do so, elect all of the directors. The terms of the directors are not staggered. Directors are elected annually to serve until the next annual meeting of shareholders and until their successor is elected and qualified. There are no preemptive rights to purchase any additional Common Stock or other securities of the Registrant. The owners of a majority of the common stock may also take any action without prior notice or meeting which a majority of shareholders could have taken at a regularly called shareholders meeting, giving notice to all shareholders thereafter of the action taken. In the event of liquidation or dissolution, holders of Common Stock are entitled to receive, pro rata, the assets remaining, after creditors, and holders of any class of stock having liquidation rights senior to holders of shares of Common Stock, have been paid in full. All shares of Common Stock enjoy equal dividend rights. There are no provisions in the Articles of Incorporation or By-Laws which would delay, defer or prevent a change of control.

SECONDARY TRADING refers to the marketability to resell the securities of this Registrant in brokerage transactions, and that marketability is generally governed by Rule 144, promulgated by the Securities and Exchange Commission pursuant to Section 3 of the Securities Act of 1933. Securities which have not been registered pursuant to the Securities Act of 1933, but were exempt from such registration when issued, are generally "Restricted Securities" as defined by Rule 144(a). The impact of the restrictions of Rule 144 are (a) a basic one year holding period from purchase; and (b) a limitation of the amount any shareholder may sell during the second year, as to non-affiliates of the Registrant; however, as to shares owned by affiliates of the Registrant, the second-year limitation of amounts attaches and continues indefinitely, at least until such person has ceased to be an affiliate for 90 days or more. The limitation of amounts is generally 1% of the total issued and outstanding in any 90 day period.

UNRESTRICTED SHARES OF COMMON STOCK. 11,626,200 shares are issued and outstanding. There are 6,011,000 restricted shares and 5,615,200 unrestricted shares as illustrated in the following table:


               the remainder of this page left intentionally blank

                                       63


Series      Issuances/Exemptions from 1933 Act                     Restricted  Unrestricted
                                                                   Shares      Shares
  1         Founders shares, at par value, for organizational       5,994,800       930,000
            costs to six founders [Sec. 4(2)] restricted
  2         Sophisticated investors (Rule 504)                                    4,680,000
  3         Sophisticated investors (Rule 504)                                        5,200
  4         Sophisticated investor Section 4(2) restricted: re-s        6,200
            transferred to 31 of its subscriber
  5         Issuance to Officers February 1, 2000 4(2)                 10,000
 SubTotals                                                          6,011,000     5,615,200
 1-5        Total Common Stock Issued and Outstanding              11,626,200
==========  =====================================================  ==========

OPTIONS AND DERIVATIVE SECURITIES. There are no outstanding options or derivative securities of this Registrant. There are no shares issued or reserved which are subject to options or warrants to purchase, or securities convertible into common stock of this Registrant.

RISKS OF "PENNY STOCK." The Company's common stock may be deemed to be "penny stock" as that term is defined in Reg.Section 240.3a51-1 of the Securities and Exchange Commission. Penny stock share stocks (i) with a price of less than five dollars per share; (ii) that are not traded on a "recognized" national exchange;
(iii) whose prices are not quoted on the NASDAQ automated quotation system (NASDAQ) listed stocks must still meet requirement (i) above); or (iv) in issuers with net tangible assets less than $2,000,000 (if the issuer has been in continuous operation for at least three years) or $5,000,000 (if in continuous operation for less than three years), or with average revenues of less than $6,000,000 for the last three years.

     Section  15(g) of the Securities Exchange Act of 1934, as amended, and Reg.
Section 240.15g-2 of the Securities and Exchange Commission require broker-dealers dealing in penny stocks to provide potential investors with a document disclosing the risks of penny stocks and to obtain a manually signed and dated written receipt of the document before effecting any transaction in a penny stock for the investor's account. Potential investors in the Company's common stock are urged to obtain and read such disclosure carefully before purchasing any shares that are deemed to be "penny stock."

     Moreover, Reg. Section 240.15g-9 of the Securities and Exchange Commission requires broker-dealers in penny stocks to approve the account of any investor for transactions in such stocks before selling any penny stock to that investor. This procedure requires the broker-dealer to (i) obtain from the investor information concerning his or her financial situation, investment experience and investment objectives; (ii) reasonably determine, based on that information, that transactions in penny stocks are suitable for the investor and that the investor has sufficient knowledge and experience as to be reasonably capable of evaluating the risks of penny stock transactions; (iii) provide the investor with a written statement setting forth the basis on which the broker-dealer made the determination in (ii) above; and (iv) receive a signed and dated copy of such statement from the investor, confirming that it accurately reflects the investor's financial situation, investment experience and investment objectives. Compliance with these requirements may make it more difficult for investors in the Company's common stock to resell their shares to third parties or to otherwise dispose of them.

                                       64


--------------------------------------------------------------------------------
                                     PART II
                   II ITEM 1. MARKET PRICE/DIVIDENDS   SB 201
--------------------------------------------------------------------------------

                                     ITEM 1.
           MARKET PRICE OF AND DIVIDENDS ON REGISTRANT'S COMMON EQUITY
                            AND SHAREHOLDER MATTERS.
--------------------------------------------------------------------------------


 (A) MARKET INFORMATION. The Common Stock of this Registrant is not quoted Over the Counter on the Bulletin Board ("OTCBB") or on the Pink Sheets. There was no market activity before December 1998, nor at any time.

period     high bid  low bid  period    high bid  low bid
1st  1999  None      None     3rd 1999  None      None
2nd 1999   None      None     4th 1999  None      None
=========  ========  =======  ========  ========  =======


 (B) HOLDERS. There are presently 87 shareholders of the common stock of this Registrant.

 (C) DIVIDENDS. No cash dividends have been paid by the Company on its Common Stock or other Stock and no such payment is anticipated in the foreseeable future.

 (D) REVERSE ACQUISITIONS. A reverse acquisition of a target business or company would be expected to involve a change of control of the Registrant, and the designation of new management. The financial statements of this Registrant would become largely unreflective of the true condition of the Registrant after such an acquisition. Shareholder approval would be solicited, pursuant to the laws of the State of Nevada, to approve the acquisition, change of control, and any material corporate changes incidental to the reorganization of this Registrant. In connection with the solicitation of shareholder approval, whether or not proxies are solicited, the Registrant would provide shareholders with the fullest possible disclosure of all information material to shareholder consideration, and such disclosure would include audited financial statements of the target entity, if available. If shareholder approval is sought in advance of audited financial statements of an acquisition target, the authority of management to consummate any transaction would be contingent on a proper audit of the target meeting the criteria of any un-audited information relied upon by shareholders.

--------------------------------------------------------------------------------
                           ITEM 2.  LEGAL PROCEEDINGS.
--------------------------------------------------------------------------------

     There are no proceedings, legal, enforcement or administrative, pending, threatened or anticipated involving or affecting this Registrant.


--------------------------------------------------------------------------------
             ITEM 3.  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
--------------------------------------------------------------------------------

     There have been no disagreements of any sort or kind with Auditors or Accountants respecting any matter or item reflected in the financial statements of this Registrant.

                                       65


--------------------------------------------------------------------------------
                ITEM 4.  RECENT SALES OF UNREGISTERED SECURITIES.
--------------------------------------------------------------------------------

     6,924,800 shares were issued to six Organizers, on March 25, 1998. These were new investment shares, issued pursuant to Section 4(2) of the Securities Act of 1933, and were, when issued, Restricted Securities, as defined in Rule 144(a). On that date, the Registrant authorized a limited offering of 5,000,000 shares at $0.05. The offering closed June 25, 1998, 4,680,000 shares having been placed, to 22 sophisticated investors, pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. Shares issued pursuant to this Rule were not Restricted Securities as defined by Rule 144(a) when issued. The Offer was extended to 14 sophisticated investors, each of whom subscribed. $234,000.00 cash proceeds to the Registrant resulted from this placement.

     On July 8, 1998 we issued 5,200 shares to 26 sophisticated investors, pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. Shares issued pursuant to this Rule were not Restricted Securities as defined by Rule 144(a) when issued. On February 11, 1999, 6,200 shares issued to a single unrelated sophisticated corporate investor, Vegas Publications, Inc, originally pursuant to Regulation D, Rule 504, as then promulgated by the Securities and Exchange Commission pursuant to its authority under Section 3(b) of the Securities Act of 1933. These 6,200 shares have been cancelled and reissued on April 5, 1999, pursuant to section 4(2) of the 1933 Securities Act, as restricted securities as defined in Rule 144(a).

     On February 1, 2000, we issued 10,000 shares, 5,000 each to our two officers.

--------------------------------------------------------------------------------
               ITEM 5.  INDEMNIFICATION OF OFFICERS AND DIRECTORS.
--------------------------------------------------------------------------------

     There is no provision in the Articles of Incorporation, now the By-Laws of the Corporation, nor any Resolution of the Board of Directors, providing for indemnification of Officers or Directors. The Registrant is aware of no provision of Texas Corporate Law which creates or imposes any provision for indemnity of Officers or Directors.


             the remainder of this page is left intentionally blank

                                       66


--------------------------------------------------------------------------------
                                    PART F/S
--------------------------------------------------------------------------------

     AUDITED FINANCIAL STATEMENTS: for the years ended December 31, 1999 and 1998 are provided as Financial Statement: Attachment F-1, following in the body of this Registration Statement.

                                       67


--------------------------------------------------------------------------------
             AUDITED FINANCIAL STATEMENTS DECEMBER 31, 1999 AND 1998
--------------------------------------------------------------------------------

                                       68


                               ECKLAN CORPORATION
                          (a Development Stage Company)
                              Financial Statements
                           December 31, 1999 and 1998

                                       69



                                 C O N T E N T S



Independent  Auditors'  Report                               72

Balance  Sheets                                              73

Statements  of  Operations                                   74

Statements  of  Stockholders  Equity                         75

Statements  of  Cash  Flows                                  76

Notes  to  the  Financial  Statements                        77

                                       70


                          INDEPENDENT AUDITOR S REPORT

To the Board of Directors and Stockholders of Ecklan Corporation

We have audited the accompanying balance sheets of Ecklan Corporation (a Development Stage Company) as of December 31, 1999 and 1998 and the related statements of operations, stockholders equity and cash flows for the years then ended and from inception on March 25, 1998 through December 31, 1999. These financial statements are the responsibility of the Company s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ecklan Corporation (a Development Stage Company) as of December 31, 1999 and 1998 and the results of its operations and cash flows for the years then ended and from inception on March 25, 1998 through December 31, 1999 in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company s recurring operating losses and lack of working capital raise substantial doubt about its ability to continue as a going concern. Management s plans in regard to those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


______________/s/______________
Crouch, Bierwolf & Chisholm
Salt  Lake  City,  Utah
March  15,  2000

                                       71


                               Ecklan Corporation
                          (a Development Stage Company)
                                 Balance Sheets

                                                         December 31,
                                                      1999        1998
-----------------------------------------------------------------------
ASSETS
Current Assets
Cash                                                 5,747      11,747
Note receivable-related party (note 4)              46,000      40,000
Total Current Assets                                51,747      51,747
Organizational Costs                                     0       5,862
Total Assets                                 $      51,747   $  57,609
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable                                     3,782           0
Total Current Liabilities                            3,782           0
Stockholders' Equity
Common Stock, authorized
50,000,000 shares of $.001 par value,
issued and outstanding 11,616,200 and
11,616,200 shares, respectively                     11,616      11,616
Additional Paid in Capital                         229,314     226,314
Less: Subscription receiveable                           0      (3,000)
Deficit Accumulated During the
Development Stage                                 (192,965)   (180,321)
-----------------------------------------------------------------------
Total Stockholders' Equity                          47,965      57,609
=======================================================================
Total Liabilities and Stockholders' Equity   $      51,747   $  57,609

                   The accompanying notes are an integral part
                          Of these financial statements

                                       72


                               Ecklan Corporation
                          (a Development Stage Company)
                            Statements of Operations
                                                                    From Inception on
                                              For the                   25-Mar-98
                                            Years Ended                  Through
                                            December 31,                 December 31,
                                              1999         1998                 1999
-------------------------------------------------------------------------------------
Revenues:                            $        0.00   $     0.00   $             0.00
Expenses
General and Administrative                  12,644      180,321              192,965
Total Expenses                              12,644      180,321              192,965
Net Loss                                  ($12,644)   ($180,321)           ($192,965)
Net Loss Per Share                         ($0.001)     ($0.020)             ($0.019)
Weighted average shares outstanding     11,594,133    8,810,200           10,397,042

                   The accompanying notes are an integral part
                          Of these financial statements

                                       73


                               Ecklan Corporation
                          (a Development Stage Company)
                        Statement of Stockholders Equity

                                                                                    Deficit
                                                                                  Accumulated
                                                                     Additional   During the
                                                Common      Stock    Paid-In      Development
                                                Shares      Amount   Capital        Stage
-----------------------------------------------------------------------------------------------
Common Stock, issued to organizers for
organizational costs at $.001 per share          6,990,000  $ 6,999  $         0  $          0

Stock issued for cash in 504 offering at
 .05 per share                                    4,626,200    4,626      229,314             0
-----------------------------------------------------------------------------------------------
Net Loss for the year ended December 31, 1998            0        0            0      (180,321)
-----------------------------------------------------------------------------------------------
Balance, December 31, 1998                      11,616,200   11,616      229,314      (180,321)
-----------------------------------------------------------------------------------------------
Net Loss for the year ended December 31, 1999            0        0            0       (12,644)
===============================================================================================
Balance, December 31, 1999                      11,616,200  $11,616  $   229,314     ($192,965)

                   The accompanying notes are an integral part
                          Of these financial statements

                                       74


                               Ecklan Corporation
                          (a Development Stage Company)
                            Statements of Cash Flows

                                                            From Inception on
                                             For the             March 25, 1998
                                           Years ended               through
                                            December,31            December 31,
                                         1999        1998              1999
-------------------------------------------------------------------------------
Cash Flows from Operating
Activities
Net Loss                             ($12,644)  $(180,321)   $        (192,965)
Adjustments to reconcile
net loss to net cash
provided by operations:
Amortization                            5,862       1,068                6,930
Accounts Payable                        3,782           0                3,782

Net Cash (Used) Provided by
Operating Activities                   (3,000)   (179,253)            (182,253)

Cash Flows from Investment
Activities:
Increase in notes receivable           (6,000)    (40,000)             (46,000)

Net Cash (Used) Provided by
Investing Activities                   (6,000)    (40,000)             (46,000)

Cash Flows from Financing
Activities:
Subscriptions receivable received       3,000     231,000              234,000

Net Cash (Used) Provided by
Financing Activities                    3,000     231,000              234,000

Net Increase (decrease) in cash        (6,000)     11,747                5,747
-------------------------------------------------------------------------------
Cash, beginning of period              11,747           0                    0
-------------------------------------------------------------------------------
Cash, end of period                $    5,747   $  11,747   $            5,747

                   The accompanying notes are an integral part
                          Of these financial statements

                                       75


                               ECKLAN CORPORATION
                          (a Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 1999 and 1998

NOTE  1  -  Summary  of  Significant  Accounting  Policies

     a.  Organization

    Ecklan Corporation (the Company) was incorporated on March 25, 1998 under the laws of the state of Texas. The Company is currently engaged in the development of a computer data base for sellers of small private businesses. The Company has not yet secured operations and is in the development stage according to Financial Accounting Standards Board Statement No. 7.

     b.  Accounting  Method

          The Company recognizes income and expense on the accrual basis of accounting.

     c.  Earnings  (Loss)  Per  Share

     The  computation  of  earnings  per  share  of common stock is based on the
weighted  average  number     of shares outstanding at the date of the financial
statements.

     d.  Cash  and  Cash  Equivalents

     The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents.

     e.  Provision  for  Income  Taxes

     No provision for income taxes has been recorded due to net operating loss carryforwards totaling approximately $193,000 that will be offset against future taxable income. These NOL carryforwards begin to expire in the year 2013. No tax benefit has been reported in the financial statements because the Company believes there is a 50% or greater chance the carryforward will expire unused.

     Deferred tax assets and the valuation account is as follows at December 31, 1999 and 1998.
                                  1999         1998
----------------------------------------------------
Deferred Tax Asset:
NOL carryforward               $ 61,000    $ 61,000
Valuation allowance             (61,000)    (61,000)
----------------------------------------------------
Total                             -0-          -0-

     f.  Organization  Costs

     Organization costs have been recorded at cost in 1998 and expensed in 1999.

NOTE  2  -  Going  Concern

     The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had recurring operating losses and is dependent upon financing to continue operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. It is management s plan to raise capital in order to define business operations, thus creating necessary operating revenue.

                                       76


                               ECKLAN CORPORATION
                          (a Development Stage Company)
                        Notes to the Financial Statements
                           December 31, 1999 and 1998

NOTE  3  -  Development  Stage  Company

     The Company is a development stage company as defined in Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

NOTE  4  -  Related  Party  Transactions

     The Company loaned Intrepid International, a shareholder, $46,000 during the years ended December 31, 1999 and 1998. The note is non-interest bearing, unsecured, and due within one year. The balance of the note at December 31, 1999 is $46,000. The Company also paid this shareholder $35,537 for services and travel rendered during 1998.

NOTE  5  -  Equity

   During 1998, the Company issued 6,930,000 shares of common stock to organizers for organization costs valued at $6,930.

   During 1998, the Company issued 4,620,000 shares of common stock for cash of $231,000 and a subscription receivable of $3,000. As of December 31, 1999 the $3,000 has been received for the subscription receivable.

                                       77


--------------------------------------------------------------------------------
                                    PART III
--------------------------------------------------------------------------------

                           ITEM 1.  INDEX TO EXHIBITS.


                                  Exhibit Index

--------------------------------------------------------------------------------
Exhibit      Table  Category  /  Description  of  Exhibit     Page  Number
Table
#
--------------------------------------------------------------------------------
            [2]   ARTICLES/CERTIFICATES OF INCORPORATION, AND BY-LAWS
           2.1      Articles of Incorporation of the Registrant               81
           2.2      By-Laws                                                   84
================================================================================

                                       78


                                   SIGNATURES

     In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to signed on its behalf by the undersigned, thereunto authorized.


                               ECKLAN CORPORATION



     by


/s/                    /s/
Pete Chandler          Pam Alexander
president/director     secretary/director

                                       79


--------------------------------------------------------------------------------
                                   EXHIBIT 2.1

                            ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

                                       80


                            ARTICLES OF INCORPORATION
                                       OF
                               ECKLAN CORPORATION
                                   (OF TEXAS)

                                   ARTICLE ONE
                      NAME, PURPOSE AND PERIOD OF DURATION

Section  1.  The  name  of  the  corporation  is  ECKLAN  CORPORATION.

Section  2.  The  period  of  its  duration  is  perpetual.

Section 3. The purpose for which the corporation is organized is the transaction of any and all lawful business for which corporations may be incorporated under the Texas Business Corporation Act.


                                   ARTICLE TWO
                      THE CAPITAL SHARES OF THE CORPORATION

Section 1. The terms Shares and Stock shall, unless the context indicates otherwise, be used interchangeable to mean Shares of Stock in this Corporation.

Section 2. The corporation will not commence business until it has received for the issuance of its shares consideration of the value of not less than One
Thousand Dollars ($1,000.00) consisting of money, labor done or property actually received.

Section 3. The Corporation shall be authorized to issue two classes of stock of the following kinds, series, aggregate amounts and par values:

          (a) Class A Common Voting Equity Stock: 50,000,000 Shares: Par Value $.001; and such shares to carry the short title Common Shares;)

4. The Board of Directors shall be vested with authority to establish, within each Class Stock, such Series as it may deem appropriate, by fixing and determining the preferences, limitations and relative rights, including, without limitation, rights to convert to other classes or series of shares, specific equity, income and voting rights, and rights to representation by class or series on the Board of Directors for general or specific purposes.

Section 5. No Shares of Stock shall carry and no shareholder shall possess or enjoy any preemptive rights to acquire additional or treasury shares of the Corporation.

Section 6. No Shares of Stock (except as may be fixed by the Board of Directors with respect to Class B, Preferred Shares, or with respect to any series thereof as may be established thereof) shall carry and no shareholder shall possess or enjoy any cumulative voting rights in the election of Directors of the Corporation.

                                       81


                                  ARTICLE FOUR
                       INITIAL AND TRANSITIONAL PROVISIONS

Section 1. The initial and current Registered Agent/Office of the Corporation shall be J. Dan Sifford Jr., 3131 Southwest Freeway, Number 46, Houston TX 77098.

Section 2. The number of directors constituting the Current Elected board of directors is two, and the names and addresses of the persons, who are to serve as directors until the Next annual meeting of the sharehold-ers or until their successors are elected and qualified, are: Kirt W. James, 24843 Del Prado, Suite 318, Dana Point, CA 92629, and J. Dan Sifford Jr., 3131 Southwest Freeway, Suite 46, Houston TX 77098.

Section 3. The name and address of the incorporator is: J. Dan Sifford Jr., 3131 Southwest Freeway, Suite 46, Houston TX 77098.


                                  ARTICLE FIVE
                           AMENDMENT OF THESE ARTICLES

     These Articles of Incorporation, including and Restatement thereof and Amendments thereto which shall have been duly adopted and filed, may be amended or further amended in any manner consistent with Article 9.10 of the Texas Business and Corporations Act, including without limitation, by action without meeting, prior notice or vote, upon written consent setting forth such action, signed by the holders of shares having not less that the minimum number of votes that would have been necessary to take such action at a meeting at which the holders of all shares entitled to vote were present and voted.


          Dated  and  signed  this  23rd  day  of  March,  1998.




                                       /s/
                               J. Dan Sifford Jr.
                                  Incorporator

                                       82


--------------------------------------------------------------------------------
                                   EXHIBIT 2.2

                                     BY-LAWS
--------------------------------------------------------------------------------

                                       83


                                     BY-LAWS
                                       OF
                               ECKLAN CORPORATION
                               A TEXAS CORPORATION


                                    ARTICLE I
                                CORPORATE OFFICES

SECTION  1.  PRINCIPAL  EXECUTIVE  OFFICE

The principal executive office of the Corporation shall be in the City of Houston, State of Texas.

SECTION  2.  OTHER  CORPORATE  OFFICES

The Corporation also may have offices at such other places as the Board of Directors may from time to time designate or as the business of the Corporation may require.


                                   ARTICLE II
                             SHAREHOLDERS' MEETINGS

SECTION  1.  PLACE  OF  MEETINGS

All meetings of the shareholders shall be held at the principal executive office of the Corporation or at such other place as may be determined by the Board of Directors.


SECTION  2.  ANNUAL  MEETINGS

The annual meeting of the shareholders shall be held on the second Monday of March in each year, if not a holiday, at Ten o'clock A.M., at which time the shareholders shall elect a Board of Directors and transact any other proper business. If this date falls on a holiday, then the meeting shall be held on the following business day at the same hour.

SECTION  3.  SPECIAL  MEETINGS

Special meetings of the shareholders may be called by the President, the Board of Directors, by the holders of at least ten percent of all the shares entitled to vote at the proposed special meeting, or such other person or persons as may be authorized in the Articles of Incorporation.

SECTION  4.  NOTICES  OF  MEETINGS

Notices of meetings, annual or special, shall be given in writing to shareholders of record entitled to vote at the meeting by the Secretary or an Assistant Secretary or, if there be no such officer or in the case of his or her neglect or refusal, by any director or shareholder

Such notices shall be given either personally or by first-class mail, addressed to the shareholder at the address of such share-holder appearing on the stock transfer books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. Notice shall be given not less than twenty, nor more than sixty, days before the date of the meeting.

Such notice shall state the place, date, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

SECTION  5.  WAIVER  OF  NOTICE

Whenever any notice is required to be given to any shareholder under the provisions of the Texas Business Corporation Act, the Articles of Incorporation of this Corporation, or these By-Laws, a waiver of notice in writing signed by a shareholder entitled to such notice, whether before or after the meeting, shall be equivalent to the giving of such notice. All such written waivers of notice shall be filed with the corporate records or made part of the minutes of the meeting.

                                       84


SECTION  6.  SPECIAL  NOTICE  REQUIREMENTS

Shareholder approval at a meeting, with respect to the following proposals, shall be valid only if the purpose of the meeting was stated in the notice of the meeting:

     (1) Approval of a contract or other transaction between the Corporation and one or more of its Directors or between the Corporation and any Corporation, firm, or association in which one or more of the Directors has a material financial interest;

     (2) Amendment of the Articles of Incorporation after any shares have been issued pursuant to Article 4.02 of the Texas Business Corporation Act;

     (3) Approval of the principal terms of a reorganization pursuant to Article
5.03 of the Texas Business Corporation Act and, in such cases, written notice shall be given not less than twenty, nor more than fifty, days before the meeting;

     (4) Election to voluntarily wind up and dissolve the Corporation pursuant to Article 6.03 of the Texas Business Corporation Act;

     (5)  Election  to  revoke  voluntary  dissolution  proceedings  pursuant to
Article  6.05  of  the  Texas  Business  Corporation  Act;

     (6) Reduction of stated capital pursuant to Article 4.12 of the Texas Business Corporation Act;

     (7) Restatement of the Articles of Incorporation, if an amendment is contained therein, pursuant to Articles 4.07 and 4.02 of the Texas Business Corporation Act;

     (8) Disposition of all or substantially all of the assets of the Corporation outside the usual and regular course of its business pursuant to
Article  5.10  of  the  Texas  Business  Corporation  Act.


SECTION  7.  ACTION  WITHOUT  MEETING

Any action that may be taken at any annual or special meeting of shareholders may be taken without a meeting if

     (1) a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote on the action. Such consent shall have the same force and effect as a unanimous vote of shareholders; or

     (2) a majority of all the shareholders entitled to vote take action permitted by law, and promptly give notice of such action to all shareholders of record.

SECTION  8.  QUORUM

The holders of a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the shareholders.

SECTION  9.  VOTING

Only shareholders whose names appear on the stock transfer books of the Corporation as of the closing date of the stock transfer books or the record date set by the Board of Directors pursuant to Article VIII, Section 3 of these By-Laws shall be entitled to vote at a meeting of shareholders.

If the Board of Directors has not closed the stock transfer books or set a record date for purposes of determining the shareholders entitled to notice of or to vote at any meeting of shareholders, then the date on which notice of the meeting is mailed shall be the record date for such determination of share-holders.

                                       85


Each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders except as otherwise provided by the Texas Business Corporation Act, the Articles of Incorporation, or the following provisions of this bylaw.

If a quorum is present, the vote of the holders of a majority of the shares entitled to vote and represented at a meeting shall be the act of the shareholders, unless the vote of a greater number is required by law, the Articles of Incorporation, or these By-Laws.

At each election of Directors, no shareholder entitled to vote at such election shall have the right to cumulate his or her votes.

SECTION  10.  PROXIES

Every person entitled to vote shares may authorize another person or persons to act by proxy with respect to such shares by filing a written proxy, executed by such person or his duly authorized agent, with the Secretary of the Corporation.

A proxy shall not be valid after the expiration of eleven months from the date thereof unless otherwise provided in the proxy. A proxy shall be revocable unless the proxy form conspicuous-ly states that the proxy is irrevocable and the proxy is coupled with an interest. Proxies coupled with an interest include the appointment as proxy of:

     (1)  a  pledgee;

     (2) a person who purchased or agreed to purchase, or owns or holds an option to purchase, the shares;
     (3) a creditor of the Corporation who extended it credit under terms requiring the appointment;

     (4) an employee of the Corporation whose employment contract requires the appoint-ment; or

     (5) a party to a voting agreement created under Section B, Article 2.30 of the Texas Business Corporation Act.

                                   ARTICLE III
                               BOARD OF DIRECTORS

SECTION  1.  POWERS

Subject to any limitations in the Articles of Incorporation and to the provisions of the Texas Business Corporation Act, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by, or under the direction of, the Board of Directors.

SECTION  2.  NUMBER

The authorized number of Directors shall be Five until changed by amendment to this article of these By-Laws.

SECTION  3.  ELECTION  AND  TENURE  OF  OFFICE

The Directors shall be elected at the annual meeting of the shareholders and hold office until the next annual meeting and until their successors have been elected and qualified.

                                       86


SECTION  4.  VACANCIES

A vacancy on the Board of Directors shall exist in the case of death, resignation, or removal of any director or in case the authorized number of Directors is increased or in case the shareholders fail to elect the full authorized number of Directors at any annual or special meeting of the shareholders at which any director is elected.

Vacancies on the Board of Directors may be filled by the affirmative vote of a majority of the remaining Directors through less than a quorum of the Board or by election at an annual or special meeting of shareholders called for that purpose. However, if a Directorship is to be filled by the Board by reason of an increase in the number of Directors, then the Board may fill this Directorship position for a term continuing only until the next election of one or more Directors by the shareholders and, provided further, that the Board may not fill more than two such Director-ships during the period between any two successive annual meetings of shareholders. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.

A vacancy created by an increase in the authorized number of Directors shall be filled by election at an annual or special meeting of shareholders called for that purpose. Any director may resign effective upon giving written notice to the chairperson of the Board of Directors, the President, the Secretary or to the Board of Directors of the Corporation unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a later time, a successor may be elected to take office when the resignation becomes effective. Any reduction of the authorized number of Directors does not remove any director prior to the expiration of such director's term in office.

SECTION  5.  REMOVAL

Any or all of the Directors may be removed, with or without cause, at a meeting of shareholders called expressly for that purpose by the vote of the holders of a majority of the shares entitled to vote at an election of Directors. Any such removal, however, shall be subject to the provisions of Article 2.32 of the Texas Business Corporation Act, including the provision that if less than the entire Board is to be removed, no one of the Directors may be removed if the votes cast against his or her removal would be sufficient to elect this person if then cumula-tively voted at an election of the entire Board of Directors.

SECTION  6.  PLACE  OF  MEETINGS

Meetings of the Board of Directors shall be held at any place, within or without the State of Texas, which has been designated in the notice of the meeting or, if not stated in the notice or if there is no notice, at the principal executive office of the Corporation or as may be designated from time to time by resolution of the Board of Directors.

SECTION  7.  CALL,  NOTICE  AND  HOLDING  OF  MEETINGS

Special meetings of the Board of Directors may be called by the Chairperson of the Board or the President or an Executive Vice-Pre-sident or the Secretary or any two Directors.

Regular annual meetings of the Board of Directors shall be held without notice immediately after and at the same place as the annual meeting of shareholders. Special meetings of the Board of Directors shall be held upon four days' notice by mail, or forty-eight hours' notice delivered personally or by telephone or telegraph. Attendance of a director at a meeting shall constitute a waiver of notice of the meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened. Neither the business to be transacted, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                                       87


SECTION  8.  QUORUM  AND  BOARD  ACTION

A quorum for all meetings of the Board of Directors shall be a majority of the authorized number of Directors. The act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board unless a greater number is required by law, subject to the provisions of Subdivision B of
Article  2.41  of  the  Texas  Business  Corporation  Act.

SECTION  9.  WAIVER  OF  NOTICE

Whenever any notice is required to be given to any director under the provisions of the Texas Business Corporation Act, the Articles of Incorporation of this Corporation, or these By-Laws, a waiver of notice in writing signed by a Director entitled to such notice, whether before or after the meeting, shall be equivalent to the giving of such notice. All such written waivers of notice shall be filed with the corporate records or made a part of the minutes of the meeting.

SECTION  10.  ACTION  WITHOUT  MEETING

Any action required or permitted to be taken at a meeting of the Board may be taken without a meeting, if all members of the Board shall individually or collectively consent in writing to such action. Such written consent or consents shall set forth the action so taken and shall be signed by all the Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such Directors.

SECTION  11.  COMPENSATION

Nothing contained herein shall prevent a director from serving the Corporation in any other capacity and receiving compensation therefor.


                                   ARTICLE IV
                           OFFICERS OF THE CORPORATION

SECTION  1.  OFFICERS

The officers of the Corporation shall be a President, Secretary and a Treasurer. The Corporation also may have such other officers with such titles and duties as shall be determined by the Board of Directors. Any number of offices may be held by the same person.

SECTION  2.  ELECTION

All officers of the Corporation shall be chosen by the Board. Each officer shall hold office until his or her death, resignation, or removal or until a successor shall be chosen and qualified. A vacancy in any office because of death, resignation, or removal or other cause shall be filled by the Board.

SECTION  3.  REMOVAL  AND  RESIGNATION

An officer may be removed at any time by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create contract rights.

An officer may resign at any time upon written notice to the Corporation given to the Board, the President, or the Secretary of the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any other time specified therein. The acceptance of a resignation shall not be necessary to make it effective.

                                       88


SECTION  4.  COMPENSATION

The salaries of the officers shall be fixed, from time to time, by the Board of Directors.

SECTION  5.  PRESIDENT

The President shall be the Chief Executive Officer of the Corporation and shall, subject to the direction and control of the Board of Directors, have general supervision, direction, and control of the business and affairs of the Corporation. He shall preside at all meetings of the shareholders and Directors and be an ex-officio member of all the standing committees, including the Executive Committee, if any, and shall have the general powers and duties of management usually vested in the office of President of a Corporation and shall have such other powers and duties as may from time to time be prescribed by the Board of Directors or these By-Laws.

SECTION  6.  EXECUTIVE  VICE-PRESIDENTS

In the absence or disability of the President, the Executive Vice-Presidents, if any, in order of their rank as fixed by the Board of Directors (or if not ranked, the Vice-President designated by the Board) shall perform all the duties of the President and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Each Vice-President shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or these By-Laws.

SECTION  7.  SECRETARY

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation, a book of minutes of all meetings of Directors and Shareholders, with the time and place of holding, whether regular or special (and, if special, how autho-rized), the notice thereof given or the waivers of notice, the names of those present at Directors' meetings, the number of shares present or represented at Shareholders' meetings, and the proceed-ings thereof.

The Secretary shall keep, or cause to be kept, at the principal executive office of the Corporation, or at the office of the Corporation's transfer agent, a share register, showing the names of the shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for shares, and the number and date of cancellation of every certifi-cate surrendered for cancellation.

The Secretary shall certify and keep, or cause to be kept, at the principal executive office of the Corporation, the original and a copy of the By-Laws as amended or otherwise altered to date.

The Secretary shall give, or cause to be given, notice of all meetings of shareholders and Directors required to be given by law or by the provisions of these By-Laws.

The Secretary shall make, at least ten days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. This list, for a period of ten days prior to such meeting, shall be kept on file at the registered office of the Corporation and shall be subject to inspection by any shareholder at any time during usual business hours. The list also shall be produced and kept open at the time and place of the meeting and be subject to the inspection of any shareholder during the whole time of the meeting.

The Secretary shall have charge of the seal of the Corporation and have such other powers and perform such other duties as may from time to time be prescribed by the Board or these By-Laws.

If the Board of Directors does not elect a Treasurer, the Secretary shall assume the duties imposed by Section 8 of this Article and by any other provision of these By-Laws upon the Treasurer of the Corporation. In the absence or disability of the Secretary, the Assistant Secretaries, if any, in order of their rank as fixed by the Board of Directors (or if not ranked, the Assistant

                                       89


Secretary designated by the Board of Directors), shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries, if any, shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or these By-Laws.

SECTION  8.  TREASURER

The Treasurer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation.

The Treasurer shall deposit monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the Corporation in payment of the just demands against it as may be ordered by the board of Directors; shall render to the President and Directors, whenever they request it, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation; and shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or the By-Laws.

In the absence or disability of the Treasurer, the Assistant Treasurers, if any, in order of their rank as fixed by the Board of Directors (or if not ranked, the Assistant Treasurer designated by the Board of Directors), shall perform all the duties of the Treasurer and, when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. The Assistant Treasurers, if any, shall have such other powers and perform such other duties as may from time to time be prescribed by the Board of Directors or these By-Laws.


                                    ARTICLE V
                              EXECUTIVE COMMITTEES

SECTION  1.  CREATION  AND  COMPOSITION

By resolution adopted by a majority of the full Board of Directors, the Board may designate from among its members an executive committee and one or more other committees to serve at the pleasure of the Board, each of which shall be comprised of one or more Directors.

SECTION  2.  POWERS  AND  LIMITATIONS

Any such committee, to the extent provided in the resolution of the Board, shall have all the authority of the Board, except with respect to:

a.  Amending  the  Articles  of  Incorporation;

b.  Approving  a  plan  of  merger  or  consolidation;

c. Recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business;

d. Recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof;

e. Amending, altering or repealing the By-Laws of the Corpora-tion or adopting new By-Laws for the Corporation;

f.  Filling  vacancies  on  the  Board  of  Directors  or  any  such  committee;

g. Filling any Directorship to be filled by reason of an increase in the number of Directors;

h.  Electing  or  removing  officers  or  members  of  any  such  committee;

i.  Fixing  the  compensation  of  any  member  of  such  committee;

j. Altering or repealing any resolution of the Board which by its term is not so alterable or repealable;

                                       90


k. Declaring a dividend or authorizing the issuance of shares of the Corporation, unless a Board resolution, the Articles of Incorporation, or the By-Laws expressly delegate such authority;

l. Approving any action that also requires shareholders' approval or approval of the outstanding shares;

m.  Appointing  other  committees  of  the  Board  or  the  members  thereof.

SECTION  3.  RESPONSIBILITY  OF  THE  BOARD  OF  DIRECTORS

The designation of any such committee and the delegation of authority to the committee shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.


                                   ARTICLE VI
                          CORPORATE RECORDS AND REPORTS

SECTION  1.  INSPECTION  BY  SHAREHOLDERS

The accounting books and records of accounts, the minutes of proceedings of the shareholders and the Board and committees of the Board, and the record of shareholders of the Corporation shall be open to inspection upon the written demand of the Corporation by any shareholder at any reasonable time for any proper purpose. Such inspection by a shareholder may be made in person or by agent, accounting, or attorney, and the right of inspection includes the right to copy and make extracts.

Shareholders also shall have the right to inspect the original or copy of these By-Laws, as amended to date and kept at the Corporation's principal executive office, at all reasonable times for any proper purpose.

SECTION  2.  INSPECTION  BY  DIRECTORS

Every director shall have the absolute right at any reasonable time to inspect and copy all books, records, and documents of every kind and to inspect the physical properties of the Corporation, domestic or foreign, of which such person is a director. Such inspection by a director may be made in person or by agent, accountant, or attorney, and the right of inspection includes the right to copy and make extracts.

SECTION  3.  RIGHT  TO  INSPECT  WRITTEN  RECORDS

If any record subject to inspection pursuant to this chapter is not maintained in written form, a request for inspection is not complied with unless and until the Corporation at its expense makes such record available in written form.

SECTION  4.  ANNUAL  FINANCIAL  STATEMENTS

Upon the written request of any holder of record of shares of the Corporation, the Corporation shall mail to such holder its annual statements for its last fiscal year showing in reasonable detail its assets and liabilities and the results of its operations and the most recent interim statements, if any, which have been filed in a public record or otherwise published. The Corporation shall be allowed a reasonable time to prepare such annual state-ments.

SECTION  5.  AUTHORITY  TO  BIND  THE  CORPORATION

The Board of Directors, except as otherwise provided in the By-Laws, may authorize any officer or officers, agent or agents, to enter into any contract or execute any instrument in the name and on behalf of the Corporation. Such authority may be general or confined to specific instances. Unless so authorized by the Board of Directors, no officer, agent, or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or to any amount.

                                       91


                                   ARTICLE VII
                         INDEMNIFICATION, INSURANCE AND
                               OTHER ARRANGEMENTS

SECTION  1.  INDEMNIFICATION

The Corporation shall indemnify its present or former Directors and officers, employees, agents and other persons to the fullest extent permissible by, and in accordance with the procedures contained in, Article 2.02-1 of the Texas
Business Corporation Act. Such indemnification shall not be deemed to be exclusive of any other rights to which a director, officer, agent or other person may be entitled, consistent with law, under any provision of the Articles of Incorporation or By-Laws of the Corporation, any general or specific action of the Board of Directors, the terms of any contract, or as may be permitted or required by common law.

SECTION  2.  INSURANCE  AND  OTHER  ARRANGEMENTS

Pursuant to Section R of Article 2.02-1 of the Texas Business Corporation Act, the Corporation may purchase and maintain insurance or another arrangement on behalf of any person who is or was a director, officer, employee, or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, partner, venturer, proprietor, trustee, employee, agent, or similar functionary of another foreign or domestic Corporation, partnership, joint venture, sole proprietor-ship, trust, employee benefit plan, or other enterprise, against any liability asserted against him or her and incurred by him or her in such a capacity or arising out of his or her status as such a person, whether or not the Corporation would have the power to indemnify him or her against that liability under Article 2.02-1 of the Texas Business Corporation Act.


                                  ARTICLE VIII
                          SHARES OF STOCK OR OWNERSHIP

SECTION  1.  CERTIFICATES

The Corporation shall issue certificates for its shares when fully paid. Certificates of stock shall be issued in alphanumeric order and state that the Corporation is organized under the laws of Texas; the name of the person to whom issued; the number, class of shares, and the designation of the series, if any, represented thereby; and the par value of each share represented thereby or that the shares are without par value. They also shall contain any statement or summary required by an applicable provision of the Texas Business Corporation Act or applicable securities laws.

Every certificate for shares shall be signed in the name of the Corporation by the President or a Vice-President, and either the Treasurer or the Secretary or an Assistant Secretary.

SECTION  2.  TRANSFER  OF  SHARES

Upon surrender to the Secretary or transfer agent of the Corporation of a certificate for shares duly endorsed or accompa-nied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Secretary of the Corporation to issue a new certificate to the person entitled thereto, to cancel the old certificate, and to record the transaction upon its share register, subject to any applicable restrictions on transfer.

SECTION  3.  CLOSING  OF  TRANSFER  BOOKS  AND  RECORD  DATE

For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive a distribution by the Corporation (other than a distribution involving a purchase

                                       92


or redemption by the Corporation of any of its own shares) or a share dividend, or in order to make a determination of shareholders for any other proper purpose, the Board may provide that the stock transfer books shall be closed for a stated period not to exceed, in any case, sixty days. If the stock transfer books are closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten days immediately preceding such meeting.

In lieu of closing the stock transfer books, the Board may fix in advance a date as the record date for any such determination of shareholders. Such record date shall not, in any case, be more than sixty days and, in the case of a meeting of shareholders, not less than ten days, prior to the date on which the particular action requiring such determination of shareholders is to be taken.


                                   ARTICLE IX
                              AMENDMENT OF BY-LAWS

SECTION  1.  BY  DIRECTORS

The Board of Directors may amend or repeal the By-Laws, or adopt new By-Laws, unless:

1. The Articles of Incorporation or the Texas Business Corporation Act reserves the power exclusively to the shareholders in whole or part; or

2. The shareholders in amending, repealing, or adopting a particular by-law expressly provide that the Board of Directors may not amend that by-law.

SECTION  2.  BY  SHAREHOLDERS

Unless the Articles of Incorporation or a by-law adopted by the shareholders provides otherwise as to all or some portion of the By-Laws, the shareholders may amend, repeal, or adopt the By-Laws even though the By-Laws may also be amended, repealed, or adopted by the Board of Directors.


                                  CERTIFICATION


THE SECRETARY of the Corporation hereby certifies that the foregoing is a true and correct copy of the By-Laws of the Corporation named in the title thereto and that such By-Laws were duly adopted by the Board of Directors of said Corporation on the date set forth below.

EXECUTED,  this  day  of  March  25,  1998.


                                /s/J. Dan Sifford
                                 J. Dan Sifford
                                  Incorporator

                                       93


--------------------------------------------------------------------------------
                                     Annex C
                     SEPTEMBER 30, 2000 QUARTERLY REPORT FOR
                                  ECKLAN, INC.
                                  ON FORM 10-QSB
--------------------------------------------------------------------------------

                                       94



                                   FORM 10-QSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   [X] QUARTERLY REPORT PURSUANT TO SECTION 13
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                    For the Quarter ended September 30, 2000

                         Commission File Number: 0-28723

                               ECKLAN CORPORATION

Texas                                                                 91-1906973
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)


24843  Del  Prado,  Suite  318,  Dana  Point  CA                           92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  248-1765

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of the Act:     11,626,200

Yes [X] No [ ] (Indicate by check mark whether the Registrant (1) has filed all report required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports) and (2) has been subject to such filing requirements for the past 90 days.)

As of September 30, 2000, the number of shares outstanding of the Registrant's Common Stock was 11,626,200.

                                       95


                          PART I: FINANCIAL INFORMATION

                         ITEM 1.  FINANCIAL STATEMENTS.

    Attached hereto and incorporated herein by this reference are the following financial statements:

--------------------------------------------------------------------------------
Exhibit                        FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
00-QF3 Un-Audited Financial Statements for the three months and nine months ended September 30, 2000
--------------------------------------------------------------------------------


       ITEM 2.  MANAGEMENT'S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION.


 (A) PLAN OF OPERATION. We have no current business. Our business plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We began our search in the second half of 2000, and may or may not find a target within the next twelve months. This Company has no immediate or forseeable need for additional funding, from sources outside of its circle of shareholders, during the next twelve months. The expenses of our audit, legal and professional requirements, may be advanced by its management and principal shareholder, if required. No significant cash or funds are required for Management to evaluate possible transactions. No such activity is expected for at least the next three months. We have no present business or business plan other than to seek a profitable business combination, most likely in a reverse acquisition or similar transaction. Accordingly, our plan is to seek one or more profitable business combinations or acquisitions to secure profitability for shareholders. We will eventually concentrate on selecting a business combination candidate. No current fund raising programs are being conducted or contemplated before merger, acquisition or combination is announced, and then any such capital formation would be offered to investors based upon the assets and businesses to be acquired, and not on this Registrant in its present condition, without businesses, revenues, or income producing assets.

     In the event, contrary to the expectation of management, that no combination is made within the next twelve to eighteen months, we may be forced to effect some advances from our Principal Shareholder, for costs involved in maintenance of corporate franchise and filing reports as may be required under the 1934 Act. Should this become necessary, the maximum amount of such advances is estimated not to exceed $20,000.00. No agreement by the Principal Shareholder to make such advances is in place, and no guarantee can presently be given that additional funds, if needed, will be available. It is by far more likely that advances will take the form of providing services on a deferred compensation basis. Should further auditing be required, such services by the Independent Auditor may not be the subject of deferred compensation. The expenses of Independent Audit cannot be deferred or compensated in stock or notes, or otherwise, than direct payment of invoices in cash.

     We do not anticipate any contingency upon which we would voluntarily cease filing reports with the SEC, even though we may cease to be required to do so.
It is in the compelling interest of this Company to report its affairs quarterly, annually and currently, as the case may be, generally to provide accessible public information to interested parties, and also specifically to maintain its qualification for the OTCBB, if and when our intended application for submission be effective.

                                       96


 (B) DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS. This Company was incorporated on March 25, 1998 and has had no operations to date. It has incurred only organizational and administrative expenses, without revenues, to date. This Company is unable to predict when it may participate in a business opportunity. The reason for this uncertainty arises from its limited resources, and competitive disadvantages with respect to other public or semi-public issuers, and uncertainties about compliance with NASD requirements for trading on the OTCBB. Notwithstanding the foregoing cautionary statements, assuming the continuation of current conditions, this issuer would expect to proceed to select a business combination within no sooner than six months nor longer than eighteen months.


Balance Sheet . .   9/30/00   12/31/99
--------------------------------------
Cash. . . . . . .  $  3,734  $   5,747
Receivables . . .    48,000     46,000
Total Assets. . .    51,734     51,747
Accounts Payable.    37,762      3,782
Other . . . . . .         0          0
======================================
Total Liabilities    37,762      3,782


                                                                                          Inception
                                                                                          March 25,
                                                                                            1998
                                                                                             To
 Operations.                               July 1 to Sept 30        Jan 1 to Sept 30      Sept 30,
                                          2000           1999       2000       1999         2000
-----------------------------------------------------------------------------------------------------
Revenues:. . . . . . . . .  $                0   $          0   $      0   $      0   $       0
 Total Revenues. . . . . .                   0              0          0          0           0
Amortization . . . . . . .                   0              0          0          0       1,068
Consulting Fees. . . . . .                   0              0          0          0      17,200
Corporate Synergy Profile.                   0              0          0          0      17,070
General & Administrative .              10,157          1,684     32,858      6,782      45,373
Legal Fees . . . . . . . .                   0              0          0          0      90,500
Organizational Costs . . .                   0              0          0      5,862       5,862
Professional Fees. . . . .                 105              0      1,135          0       7,035
Travel . . . . . . . . . .                   0              0          0          0      42,850
 Total Expenses. . . . . .              10,262          1,684     33,993     12,644     226,958
Net (Loss) . . . . . . . .             (10,262)        (1,684)   (33,993)   (12,644)   (226,958)

                                       97


 (C) REVERSE ACQUISITION CANDIDATE. This Company is searching for a profitable business opportunity. The acquisition of such an opportunity could and likely would result in some change in control of this Company at such time. This would likely take the form of a reverse acquisition. That means that this issuer would likely acquire a business and assets for stock in an amount that would effectively transfer control of this company to the acquisition target company or ownership group. It is called a reverse-acquisition because it would be an acquisition by this issuer in form, but would be an acquisition of this issuer in substance. Capital formation issues for the future of this company would arise only when a targeted business or assets have been identified. Until such time, we have no basis upon which to propose any substantial infusion of capital from sources outside our circle of affiliates. Targeted acquisitions for stock may be accompanied by capital formation programs, involving knowledgeable investors associated with or contacted by the owners of a target company. While no such arrangements or plans have been adopted or are presently under consideration, it would be expected that a reverse acquisition of a target company or business would be associated with some private placements and/or limited offerings of our common stock for cash. Such placements, or offerings, if and when made or extended, would be made with disclosure of and reliance on the business and assets to be acquired, and not upon our present or future condition as without revenues or assets.


                           PART II: OTHER INFORMATION


ITEM  1.  LEGAL  PROCEEDINGS  None

ITEM  2.  CHANGE  IN  SECURITIES.  None

ITEM  3.  DEFAULTS  UPON  SENIOR  SECURITIES.  None

ITEM  4.  SUBMISSION  OF  MATTERS  TO  VOTE  OF  SECURITY  HOLDERS.  None

ITEM  5.  OTHER  INFORMATION.  None

ITEM  6.  REPORTS  ON  FORM  8-K.  None

                                    EXHIBITS

     Attached hereto and incorporated herein by this reference are the following financial statements:

--------------------------------------------------------------------------------
Exhibit                      FINANCIAL  STATEMENTS
--------------------------------------------------------------------------------
00-QF3 Un-Audited Financial Statements for the three months and nine months ended September 30, 2000
--------------------------------------------------------------------------------

                                       98


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this Form 10-Q Report for the Quarter ended September 30, 2000, has been signed below by the following person on behalf of the Registrant and in the capacity and on the date indicated.

Dated:  October  17,  2000

     Ecklan  Corporation

            by



/s/Pete  Chandler          /s/Pam  Alexander
   Pete  Chandler             Pam  Alexander
   president/director         secretary/director

                                       99


--------------------------------------------------------------------------------
                            EXHIBIT 00-QF3 SEPTEMBER

                         UN-AUDITED FINANCIAL STATEMENTS
                   FOR THE THREE MONTHS AND NINE MONTHS ENDED
                               SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                      100


                               Ecklan Corporation
                                 Balance Sheets
                   For the fiscal year ended December 31, 1999
                And for the nine months ended September 30, 2000

                                                          September 30,    December 31,
                                                              2000             1999
                                                          (Unaudited)
--------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
Cash. . . . . . . . . . . . . . . . . . . . . . . . .  $        3,734   $       5,747
TOTAL CURRENT ASSETS. . . . . . . . . . . . . . . . .           3,734           5,747
--------------------------------------------------------------------------------------
OTHER ASSETS
Note and account receivable . . . . . . . . . . . . .          48,000          46,000
--------------------------------------------------------------------------------------
TOTAL OTHER ASSETS. . . . . . . . . . . . . . . . . .          48,000          46,000
--------------------------------------------------------------------------------------
TOTAL ASSETS. . . . . . . . . . . . . . . . . . . . .  $       51,734   $      51,747
======================================================================================

LIABILITIES & STOCKHOLDERS' EQUITY
LIABILITIES
Accounts payable. . . . . . . . . . . . . . . . . . .  $       37,762   $       3,782
--------------------------------------------------------------------------------------
TOTAL LIABILITIES . . . . . . . . . . . . . . . . . .          37,762           3,782
STOCKHOLDERS' EQUITY
Common Stock, $.001 par value; authorized 50,000,000
   shares; issued and outstanding, 11,616,200 shares
   and 11,626,200 shares respectively . . . . . . . .          11,626          11,616
Additional paid-in capital. . . . . . . . . . . . . .         229,554         229,314
Accumulated equity (deficit). . . . . . . . . . . . .        (226,958)       (192,965)
Subscription Receivable . . . . . . . . . . . . . . .            (250)              0
--------------------------------------------------------------------------------------
Total Stockholders' Equity. . . . . . . . . . . . . .          13,972          47,965
--------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY. . . . . . . . . . . . . .  $       51,734   $      51,747
======================================================================================

   The accompanying notes are an integral part of these financial statements.

                                      101


                               Ecklan Corporation
                            Statements of Operations
                   For the fiscal year ended December 31, 1999
              And for the periods ended September 30, 2000 and 1999

                                                                                                         From
                                                                                                     Inception on
                                   From July        From July       From January    From January     March 25,1998
                                  1, 2000 to.       1, 1999 to       1, 2000 to       1, 1999 to        through
                                 September 30,     September 30,    September 30,    September 30,    September 30,
                                     2000             1999             2000             1999             2000
----------------------------------------------------------------------------------------------------------------
Revenues. . . . . . . . . .  $            0   $            0   $            0   $            0   $            0
----------------------------------------------------------------------------------------------------------------
Amortization. . . . . . . .               0                0                0                0            1,068
Consulting Fees . . . . . .               0                0                0                0           17,200
Corporate Synergy Profile .               0                0                0                0           17,070
General and Administrative.          10,157            1,684           32,858            6,782           45,373
Legal Fees. . . . . . . . .               0                0                0                0           90,500
Organizational costs. . . .               0                0                0            5,862            5,862
Professional Fees . . . . .             105                0            1,135                0            7,035
Travel. . . . . . . . . . .               0                0                0                0           42,850
----------------------------------------------------------------------------------------------------------------
Net Loss from Operations. .          10,262            1,684           33,993           12,644          226,958
Net Income (Loss) . . . . .        ($10,262)         ($1,684)        ($33,993)        ($12,644)       ($226,958)
================================================================================================================
Loss per Share. . . . . . .       ($0.00088)       ($0.00014)       ($0.00292)       ($0.00109)       ($0.02183)
================================================================================================================
Weighted Average
    Shares Outstanding. . .      11,626,200       11,616,200       11,626,200       11,616,200       10,397,042
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                      102


                               Ecklan Corporation
                       Statements of Cash Flow (Unaudited)
                   For the fiscal year ended December 31, 1999
              And for the periods ended September 30, 2000 and 1999

                                                                                         From inception on
                                                                                            March 25,1998
                                                                                               through
                                                                        September 30,        September 30,
                                                                    2000             1999         2000
-------------------------------------------------------------------------------------------------------

Operating Activities

Net Income (Loss). . . . . . . . . . . . . . . . . .            ($33,993)        ($12,644)   ($226,958)
Items not effecting cash (organization costs). . . .                   0            5,862        6,930
Cash (decrease) from creation of account receivable.              (2,000)          (6,000)     (46,000)
Cash increase from creation of account payable . . .              33,980            3,782       35,762
-------------------------------------------------------------------------------------------------------
Net Cash from Operations . . . . . . . . . . . . . .              (2,013)          (9,000)    (230,266)
Cash Increase (Decrease) . . . . . . . . . . . . . .              (2,013)          (9,000)    (230,266)
Cash infused from sale/issuance of common stock. . .                   0            3,000      234,000
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash. . . . . . . . . . .              (2,013)          (6,000)       3,734

Beginning Cash . . . . . . . . . . . . . . . . . . .               5,747           11,747            0

Cash as of Statement Date. . . . . . . . . . . . . .  $            3,734   $        5,747   $    3,734
=======================================================================================================

   The accompanying notes are an integral part of these financial statements.

                                      103


                               ECKLAN CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                   for the fiscal year ended December 31, 1999
              and for the periods ended September 30, 1999 and 2000


NOTES  TO  FINANCIAL  STATEMENTS

Ecklan Corporation ("the Company") has elected to omit substantially all footnotes to the financial statements for the nine months ended September 30, 2000, since there have been no material changes (other than indicated in other footnotes) to the information previously reported by the Company in their Annual Report filed on Form 10-KSB for the Fiscal year ended December 31, 1999.

UNAUDITED  INFORMATION

The information furnished herein was taken from the books and records of the Company without audit. However, such information reflects all adjustments which are, in the opinion of management, necessary to properly reflect the results of the period presented. The information presented is not necessarily indicative of the results from operations expected for the full fiscal year.

                                      104


--------------------------------------------------------------------------------
                                     Annex D
                                November 30, 2000
                         UNAUDITED FINANCIAL STATEMENTS
                            Mindset Interactive, Inc.
--------------------------------------------------------------------------------

                                      105


                            MINDSET INTERACTIVE, INC.
                                  BALANCE SHEET
                             As of November 30, 2000

                                      November 30, 2000

ASSETS
Current Assets
Checking/Savings
Checing - Wells Fargo. . . . . . . .       1,283,187.14
Petty Cash . . . . . . . . . . . . .             232.57
                                      ------------------

 Total Checking/Savings. . . . . . .       1,283,419.71

Accounts Receivable:
 Accounts Receivable . . . . . . . .         203,938.30
Total Accounts Receivable. . . . . .         203,938.30
                                      ------------------

Total Current Assets . . . . . . . .       1,488,635.01

Fixed Assets
Computer Equipment
Accum - Depreciation, Computer Equip            (680.94)
Computer Equipment Cost. . . . . . .          36,804.66

Total Computer Equipment . . . . . .          36,123.72

Total Fixed Assets . . . . . . . . .          36,123.72

Other Assets
Deposits Receivable
Other Misc. Deposits . . . . . . . .          16,404.42
Rent Deposit Receivable. . . . . . .          11,784.50

Total Deposits Receivable. . . . . .          28,188.92
                                      ------------------

Rebates Receivable . . . . . . . . .             235.00
Refunds Receivable . . . . . . . . .           1,125.00
Total Other Assets . . . . . . . . .          29,548.92

TOTAL ASSETS . . . . . . . . . . . .       1,554,307.65

LIABILITIES AND EQUITY
Liabilities
Current Liabilites
Accounts Payable:
 - Accounts Payable. . . . . . . . .       1,411,061.36

Total Accounts Payable . . . . . . .       1,411,061.36

Other Current Liabilites
Accrued Cost of Sales. . . . . . . .          22,937.99
Deferred Officer Payroll . . . . . .          10,000.00
Unearned Revenues. . . . . . . . . .           8,620.32

Total Other Current Liabilites . . .          41,558.31

Total Current Liabilites . . . . . .       1,452,619.67

Long Term Liabilites
Notes Payable. . . . . . . . . . . .         550,000.00

Total Long Term Liabilities. . . . .         550,000.00

Total Liabilities. . . . . . . . . .       2,002,619.67

Equity
Net Income . . . . . . . . . . . . .        (448,312.02)

Total Equity . . . . . . . . . . . .        (448,312.02)

TOTAL LIABILITIES & EQUITY . . . . .       1,554,307.65


                                      106


                            MINDSET INTERACTIVE, INC.
                                  PROFIT & LOSS
                           June through November 2000

                                   June - Nov  2000

Ordinary Income Expense
Income
B2B . . . . . . . . . . . . . . .              0.00
CPA - Cost per Acquisition. . . .         65,956.00
CPC . . . . . . . . . . . . . . .        187,885.36
CPM . . . . . . . . . . . . . . .        617,303.12
Media Sales . . . . . . . . . . .      1,160,000.00
Total Income. . . . . . . . . . .      2,031,144.48
                                   ----------------

Cost of Goods Sold
Cost of Sales
CD-Rom B2B. . . . . . . . . . . .          2,013.50
Cost from CPC . . . . . . . . . .        104,000.00
Cost from CPM . . . . . . . . . .        522,912.31
Media Buys. . . . . . . . . . . .      1,160,000.00
Sales Cost on CPA . . . . . . . .         36,113.27
Servers/Hosting . . . . . . . . .         26,385.06
Total Cost of Sales . . . . . . .      1,851,424.14
                                   ----------------

Licensing Fees. . . . . . . . . .         20,000.00

Total COGS. . . . . . . . . . . .      1,871,424.14

Gross Profit. . . . . . . . . . .        159,720.34

Expense
Advertising & Marketing Exp
Promotional Advertising . . . . .          5,860.68
Public Relations Exp. . . . . . .          2,800.00
Trade Shows & Collateral Matter .          3,000.00

Total Advertising & Marketing Exp         11,660.68

Bank Service Charges. . . . . . .            754.68
Classified Ad Postings. . . . . .          1,425.77
Computer upgrades & Software. . .          6,433.27
Depreciation Expense. . . . . . .            680.94
Dues and Subscriptions. . . . . .          2,615.85
Gross Payroll
Employee Leasing Co Exp . . . . .         46,535.74
Gross Payroll - Employees . . . .        217,498.19
Officers Compensation . . . . . .        175,000.00
Total Gross Payroll . . . . . . .        439,033.93

Insurance
Health Insurance. . . . . . . . .          2,569.82
Officers Health Insurance . . . .          2,690.10
Officers Life Insurance . . . . .          1,365.78
Total Insurance . . . . . . . . .          6,625.70

Interest Expense. . . . . . . . .            997.00
Licenses and Permits. . . . . . .             85.00
Management Expenses
Officers Entert & Promo . . . . .          3,353.62
Officers Misc.. . . . . . . . . .              7.96
Officers Travel . . . . . . . . .         18,452.41
Total Management Expenses . . . .         21,813.99

Miscellaneous Office Expense. . .            427.41
Office Furniture/Telephone Lease.          5,122.92
Photocopying. . . . . . . . . . .            271.63
Postage and Delivery
Postage/Overnight Mail Exp. . . .          1,808.76
Postage Fees. . . . . . . . . . .            167.51
Total Postage and Delivery. . . .          1,976.27

Printing and Reproduction . . . .          1,370.89


                                      107


                            MINDSET INTERACTIVE, INC.
                                  PROFIT & LOSS
                           June through November 2000
                                   (continued)

                               June - November 2000

Professional Services
Employee Recruiter Fees . . .              6,000.00
Legal Services. . . . . . . .             14,078.39
Licensing Agent Fee . . . . .              4,500.00
Professional Services - Other              1,700.00

Total Professional Services .             26,278.39

Rent
Building Teleph/Internet Acc.              6,731.00
Cleaning Expense. . . . . . .                400.00
Full Service Lease Expense. .              1,273.65
Office Lease. . . . . . . . .             30,307.30

Total Rent. . . . . . . . . .             38,711.95

Repairs
Computer Repairs. . . . . . .              1,387.50

Total Repairs . . . . . . . .              1,387.50

Supplies - Office & Computer.             12,057.06
Telephone/Cell/Internet . . .             10,115.36
Temp Emp/Consultants
Programmers . . . . . . . . .              4,454.00
Temp Assignments. . . . . . .              3,069.00

Total Tem Emp/Consultants . .              7,523.00

Training Classes/Seminars . .              1,585.00
Travel & Entertainment
Meals . . . . . . . . . . . .              4,267.71
Travel. . . . . . . . . . . .              7,203.75
Total Travel & Entertainment.             11,471.46

Uncategorized Expenses. . . .                  0.00

Total Expenses. . . . . . . .            610,425.65

Net Ordinary Income . . . . .           (425,705.31)

Other Income Expense
Other Income
Interest Income . . . . . . .              1,783.29
Other Income. . . . . . . . .                610.00

Total Other Income. . . . . .              2,393.29

Net Other Income. . . . . . .              2,393.29

Net Income. . . . . . . . . .           (448,312.02)


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